                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.   )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

[_] Confidential, for Use of the Commission Only
    (as Permitted by Rule 14a-6(e)(2))

                       LEVEL ONE COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (check the appropriate box):

[X] No Fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1) Title of each class of securities to which transaction applies:
            ___________________________________________________________________

        (2) Aggregate number of securities to which transaction applies:
            ___________________________________________________________________

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
            ___________________________________________________________________

        (4) Proposed maximum aggregate value of transaction:
            ___________________________________________________________________

        (5) Total fee paid:
            ___________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:
            ___________________________________________________________________

        (2) Form, Schedule or Registration Statement No.:
            ___________________________________________________________________

        (3) Filing Party:
            ___________________________________________________________________

        (4) Date Filed:
            ___________________________________________________________________

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               AUGUST __, 1998

  The Annual Meeting of the Shareholders of LEVEL ONE COMMUNICATIONS, INCORPORATED ("Level One" or the "Company") will be held at the Company's facilities at 9800 Old Placerville Road, Sacramento, California, on __________, August __, 1998, at 9 A.M. for the following purposes:

     1. To elect Directors of the Company.

     2. To amend the Company's 1993 Stock Option Plan to provide for an additional 1,800,000 shares.

     3. To consider a proposal to reincorporate the Company under Delaware law.

     4. To ratify the selection of Arthur Andersen LLP as the Company's certified public accountants.

     5. To consider and act upon such other matters as may properly come before the meeting.

  Only shareholders of record at the close of business on __________, 1998, are eligible to vote in person or by proxy at the Annual Meeting or any adjournment.

  Even if you plan to attend the meeting in person, the Board of Directors urges you to date, sign, and promptly return the enclosed proxy. You are entitled to vote in person if you attend the meeting, even if you give a proxy now. A postage-prepaid envelope is enclosed for your convenience in returning the signed proxy.

  Your early attention to the proxy will be appreciated.


                                  By Order of the Board of Directors


                                  Robert S. Pepper, Ph.D.
                                  Chairman of the Board

Sacramento, California
Dated: July __, 1998



      A COPY OF THE COMPANY'S ANNUAL REPORT FOR FISCAL YEAR 1997 AND A
                   PROXY STATEMENT ACCOMPANY THIS NOTICE.

                   LEVEL ONE COMMUNICATIONS, INCORPORATED

                               PROXY STATEMENT


  This proxy statement contains information related to the solicitation of proxies for use at the Annual Meeting of Shareholders of LEVEL ONE COMMUNICATIONS, INCORPORATED to be held on __________, August __, 1998, at 9 A.M. at the Company's facilities at 9800 Old Placerville Road, Sacramento. Enclosed in this mailing is a form of proxy solicited by the Company's Board of Directors. The solicitation cost will be borne by the Company. In addition to solicitation by mail, the Company's officers and employees may solicit proxies personally or by telephone or facsimile, without additional compensation. Except as described above, the Company does not currently intend to solicit proxies other than by mail.

  This proxy statement is being sent to shareholders on or about July __, 1998.

  Only shareholders of record as of the close of business on __________, 1998, are entitled to vote at the meeting or at any adjournment. The Company's outstanding stock on __________, 1998, consisted of ___________ shares of Common Stock.

  Shareholders are entitled to one vote per share. For the election of directors, shareholders are entitled to one vote per share for each director position. A shareholder may use cumulative voting for directors by notifying the Secretary of the Company before voting begins. With cumulative voting, the shareholder will have votes equal to the number of shares held, multiplied by the number of director positions to be filled (seven), and may cast those votes for a single candidate or among any or all of the candidates in such proportions as the shareholder sees fit. If no request is made to cumulate votes, each voting shareholder shall be deemed to cast one vote per share for each director.

  If a shareholder abstains from voting on any matter, or if a broker returns a "non-vote" proxy on any matter, those shares will be deemed present at the meeting for purposes of determining a quorum but will not be counted for purposes of calculating the vote. Because shareholder approval under California law requires the affirmative vote of at least a majority of the shares needed to constitute a quorum, an abstention or a broker non-vote may have the same effect as a negative vote.

  All shares represented by valid proxies received by the Company prior to the meeting will be voted as specified in the proxy. Unless the shareholder specifies otherwise, the shares will be voted FOR the election of nominees, FOR the addition of shares to the 1993 Stock Option Plan, FOR the reincorporation under Delaware law, and FOR the ratification of the appointment of auditors. A shareholder may revoke a proxy any time prior to its exercise, by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting the shares in person.

                               PROPOSAL NO. 1

                            ELECTION OF DIRECTORS

  Seven positions are to be voted upon at the Annual Meeting, for directors to serve until the 1999 annual meeting or until their successors have been duly elected and qualified. All seven nominees currently serve as members of the Board of Directors.

  The Company's directors are Dr. Robert S. Pepper, Chairman of the Board and President and Chief Executive Officer of the Company; Thomas J. Connors; Dr. Paul R. Gray; Martin Jurick; Dr. Henry Kressel; Joseph P. Landy; and Dr.
Kenneth A. Pickar.   Information on each Director is set out in the section
"Directors and Officers of the Company".

  Each nominee has consented to be named in this proxy statement and to serve as a director if elected. The Company believes all nominees will be available to serve. If any nominee becomes unable or unwilling to serve, proxies will be voted for such other person as the Board of Directors may recommend, in place of the unavailable nominee.

  The seven nominees receiving the most affirmative votes shall be elected at the Annual Meeting. Shares represented at the Annual Meeting and not voting shall not be counted as affirmative votes.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE SLATE OF DIRECTORS PROPOSED BY THE BOARD OF DIRECTORS.

                    DIRECTORS AND OFFICERS OF THE COMPANY

EXECUTIVE OFFICERS AND DIRECTORS

   The executive officers and directors of the Company and their ages as of June 1, 1998, are as follows:

                NAME                      AGE             POSITION WITH THE COMPANY
                ----                      ---             -------------------------
Robert S. Pepper, Ph.D..............           62         President, Chief Executive Officer
                                                          and Chairman of the Board of Directors

John Kehoe..........................           52         Senior Vice President, Chief Financial
                                                          Officer, Secretary

Daniel S. Koellen...................           40         Vice President, Quality and Reliability

David McKinnon......................           50         Vice President, Networking

George A. Papa......................           50         Vice President, Worldwide Sales

Michael Ricci.......................           43         Vice President, Telecom

Manuel D. Yuen......................           57         Vice President, Operations

Michael Wodopian....................           45         Vice President, Business Development
                                                          and Strategic Planning

Thomas J. Connors (1)(2)............           68         Director

Paul Gray, Ph.D.....................           55         Director

Martin Jurick (2)...................           60         Director

Henry Kressel, Ph.D.(2).............           64         Director

Joseph P. Landy (1).................           36         Director

Kenneth A. Pickar, Ph.D.............           58         Director

-------
(1) Member of the Audit Committee
(2) Member of the Compensation Committee

  Dr. Pepper joined the Company in July 1986 as President, Chief Executive Officer and a director. He became Chairman of the Board of Directors in January 1993. From 1979 until 1984, Dr. Pepper was Vice President and General Manager of the Solid State division of RCA Corporation. Prior to joining RCA, Dr. Pepper had spent over 15 years in the semiconductor industry, including positions as Vice President and General Manager of the Semiconductor Division at Analog Devices, Inc. Dr. Pepper holds B.S., M.S. and Ph.D. degrees in Electrical Engineering from the University of California at Berkeley.

  Mr. Kehoe joined the Company in October 1995 as Vice President and Chief Financial Officer. In November 1997, Mr. Kehoe was elected Senior Vice President. Immediately prior to joining the Company Mr. Kehoe served as Senior Vice President and Chief Financial Officer for Focus Surgery, Inc., a medical device manufacturer. From 1992 to 1993 he served as Vice President, Finance and Chief Financial Officer for Celeritek, Inc., a microwave systems company. From 1989 to 1992 he served as Vice President, Finance and Chief Financial Officer of Poqet Computer Corp., a computer manufacturer. Prior to 1989 he worked in various financial and CFO positions for approximately 14 years with high technology companies, including Texas Instruments. Mr. Kehoe holds an MBA from Fordham University and a BBA from Manhattan College.

  Mr. Koellen has been responsible for the Quality and Reliability function since he joined the Company in January 1989, serving as Manager until January 1992, then as Director until January 1993 when he was promoted to Vice President of Quality and Reliability. From 1985 to 1989, Mr. Koellen was Lead Failure Analysis Engineer for the Denver Aerospace Division of Martin Marietta Corp. Prior to joining Martin Marietta, Mr. Koellen managed the surface analysis laboratory for Mostek Corporation, a supplier of dynamic random access memory integrated circuits. Mr. Koellen holds an M.S. in Engineering and Applied Science from Southern Methodist University and a B.S. in Applied Mathematics, Engineering and Physics from the University of Wisconsin.

  Mr. McKinnon joined the Company in June 1998 as Vice President, Networking. Prior to joining the Company, he had been employed for 15 years by National Semiconductor Corporation. From 1995 to 1998, he served as Chief Technical Officer and Chief Operating Officer for National Semiconductor Japan. From 1994 to 1995 he was National's Vice President of Technology Development, and prior to that served from 1991 to 1994 as Vice President and General Manager of National's Ethernet Division. In addition to serving in other management positions at National, Mr. McKinnon held management and engineering positions with Honeywell Corporation, Marconi Space and Defense Systems, and Ferranti, Ltd.

  Mr. Papa joined the Company in February 1997 as Vice President, Worldwide Sales. Prior to joining the Company, he had been employed since 1991 as Vice President of Sales for North America by Siemens Components Corporation, a division of Siemens. Previously Mr. Papa was employed in other management and sales positions with Siemens Components Corporation, LSI Logic Corporation, Intel Corporation, and Tektronix. Mr. Papa holds a B.S.E.E. from Northeastern University.

   Mr. Ricci joined the Company in August 1997. Prior to joining the Company, Mr. Ricci was Director of Wireless Communication at Advanced Micro Devices. Prior to this role, Mr. Ricci held the position of Director, Desktop Networking, at AMD. Mr. Ricci worked at AMD for 17 years. Prior to AMD Mr. Ricci worked at Siliconix, Inc. in the communications area for two years.

   Mr. Wodopian joined the Company in January 1998. Prior to joining Level One, Mr. Wodopian spent over 16 years at Advanced Micro Devices, most recently as the Director of Marketing for the Communications Products Division. Prior to that, he spent four years at AMD's European headquarters as Director of Marketing for Europe. During the balance of his tenure at AMD, he served in a variety of program management and field applications roles. Prior to working at AMD, Mr. Wodopian was responsible for microprocessor based system level designs for the process control and aerospace industries.

  Mr. Yuen was Director of Operations from the time he joined the Company in February 1991 until January 1992, when he was promoted to Vice President of Operations. Prior to joining the Company, Mr. Yuen spent over 20 years at National Semiconductor Corporation, serving as Director of its Santa Clara foundry from 1986 to 1987 and as Vice President--Military Aerospace Division from 1987 to 1989. Mr. Yuen holds a B.S. and an M.S. in Electrical Engineering from the University of California at Berkeley.

  Mr. Connors has been a director of the Company since April 1991. Since 1980, Mr. Connors has been the principal of TJC Investments, an independent consulting firm that works with companies in the semiconductor and related industries. Previously, Mr. Connors was employed by Motorola, Inc., where he last served as Vice President and General Manager of the Semiconductor Division. Mr. Connors is also a member of the Board of Directors of SGS-Thomson Microelectronics, Inc., a wholly-owned subsidiary of SGS-N.V.

  Dr. Gray has been a director since April 1994. Dr. Gray is the Dean of the College of Engineering at the University of California, Berkeley. From 1990 to 1993, he served as Chairman of the Electrical Engineering and Computer Sciences Department, and as Vice Chairman of the Department from 1988 to 1990. He served as a director of Microlinear Corporation from 1988 to 1991. He has published more than 100 papers in the electrical engineering field, has served on numerous industry committees, and holds 10 patents.

  Mr. Jurick has been a director of the Company since April 1991. Since 1984, Mr. Jurick has been a Senior Vice President of Silicon Systems, Inc. ("SSI"), a semiconductor manufacturing company, which until 1996 was a wholly owned subsidiary of TDK Corporation, and in 1996 became a division of Texas Instruments Inc. Mr. Jurick also serves as a director of Microsemi Corp.

  Dr. Kressel has been a director of the Company since August 1987. Since 1985, Dr. Kressel has been a Managing Director at E.M. Warburg, Pincus & Co., Inc. ("EMW"), an investment firm, where he has been employed since 1983. Prior to joining EMW, Dr. Kressel spent 20 years at RCA Laboratories, where he became a Staff Vice President. Dr. Kressel is also a member of the Board of Directors of IA Corporation, NOVA Corporation, Maxis, Inc., and Trescom International.

  Mr. Landy has been a director of the Company since January 1991. Since January 1994, Mr. Landy has served as a Managing Director at E.M. Warburg, Pincus & Co., Inc. ("EMW"), an investment firm, where he has been employed since 1985. Prior to joining EMW, Mr. Landy was employed by Dean Witter Realty, Inc., the real estate investment banking affiliate of Dean Witter Reynolds, Inc., as a financial analyst. He also serves as a director of NOVA Information Systems, Indus International, Inc. and CN Biosciences, Inc.

  Dr. Pickar has been a director of the Company since June 1998. Dr. Pickar currently is a visiting professor at California Institute of Technology. From 1993 to 1997 he was Senior Vice President, Engineering and Technology at AlliedSignal Aerospace. From 1983 to 1992, he was Manager of the Electronic Systems Research Center for General Electric Corporation. Dr. Pickar also has held management and engineering positions with Thomas Consulting Group, Signetics Corporation, Northern Research, and Bell Laboratories.

  Directors are elected by the shareholders at each annual meeting to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified. Officers are elected to serve, subject to the discretion of the Board of Directors, until they resign or their successors are appointed. There are no family relationships between any directors or executive officers. There are no agreements or other arrangements or understandings pursuant to which any director will be selected as a director or nominee.

  Non-employee, non-affiliate Directors receive $1,800 per day for each day devoted to Company Board or committee meetings. The Company reimburses each director for reasonable expenses of attending Board or Board committee meetings. The 1993 Stock Option Plan, as amended, provides for an automatic initial grant of 10,000 options to newly eligible non-employee directors and an automatic annual stock option grant of 2,000 shares to eligible non-employee directors. During 1997, automatic grants were adjusted for the Company's 3-for-2 stock split, but no adjustments are planned for future years.

  The Board of Directors met eight times during the fiscal year ended December 28, 1997. The Board of Directors has an Audit Committee and a Compensation Committee. During the fiscal year ended December 28, 1997 each director attended or participated in 75% or more of the aggregate of (i) all Board meetings during the period in which such director served and (ii) all meetings of Board committees on which the director served.

  The Audit Committee of the Board of Directors consists of Directors Connors and Landy. The Audit Committee recommends the engagement of independent auditors, consults with the independent auditors regarding the scope of annual audits and reviews the Company's system of internal accounting controls. The Audit Committee met once during the fiscal year ended December 28, 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Compensation Committee of the Board of Directors consists of Directors Connors, Jurick, and Kressel. The Compensation Committee reviews and approves the compensation policies for the Company's executive officers. During 1997, stock option grants were administered by the Compensation Committee in conjunction with Board meetings. The Compensation Committee also met separately from the Board one time during 1997. Mr. Connors was paid $77,400 during 1997 for consulting services rendered under an agreement with the Company.

   In connection with securing a loan from Warburg Pincus Capital Company, L.P. ("WPCC") in 1992, the Company issued a warrant to WPCC to purchase 456,178 shares of its Common Stock at an exercise price of $ .68 per share. The warrant was exercised January 16, 1997, for 433,696 shares, and the balance was surrendered, on a net appreciation basis, in an amount equal to the exercise price. Directors Kressel and Landy, each of whom is an affiliate of the entity controlling WPCC, disclaim beneficial ownership, for purposes of Section 16 of the Securities Exchange Act of 1934, and amended, and otherwise, of such Common Stock.

                            EXECUTIVE COMPENSATION

   The following table sets forth the compensation earned by the Company's Chief Executive Officer and the four other highest paid executive officers whose compensation for the 1997 fiscal year was in excess of $100,000 (collectively the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                  LONG-TERM
                                                                 COMPENSATION          ALL
                                               ANNUAL            --SECURITIES         OTHER
                                          COMPENSATION (1)        UNDERLYING       COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR   SALARY ($)  BONUS ($)   OPTIONS (#)(2)        ($)(3)
--------------------------------  ----  ---------   --------    ------------           ------
Robert S. Pepper, Ph.D.           1997    325,846    583,554        585,000             2,794
    President, Chief Executive    1996    296,923    185,382        135,000             6,276
    Officer and Chairman of the   1995    220,000     97,172            ---             4,280
    Board

John Kehoe                        1997    186,056    201,859        120,000             1,617
    Senior Vice President and     1996    153,182     81,508         45,000             1,800
    Chief Financial Officer       1995     27,115     12,500        157,500               ---

George Papa                       1997    142,697    142,350        157,500            17,116
    Vice President, Worldwide
    Sales

Manuel D. Yuen                    1997    158,711     81,741         33,075             1,376
    Vice President, Operations    1996    142,654     28,028         56,925             2,811
                                  1995    119,674     16,846         74,250             2,443

Daniel S. Koellen                 1997    135,740     61,434          9,000             1,253
    Vice President, Quality &     1996    120,042     30,726         70,875             3,282
    Reliability                   1995    106,292     15,227         51,975             3,120


(1) Annual compensation amounts include amounts deferred at the election of the Named Officer pursuant to the Company's 401(k) plan.

(2) Option numbers give effect to the Company's March 1998 3-for-2 stock split

(3) Other annual compensation represents the Company's 401(k) matching contributions, and, in the case of Mr. Papa, an automobile allowance.

                                  PROPOSAL 2

            APPROVAL OF AN AMENDMENT TO THE 1993 STOCK OPTION PLAN

  In July 1993, the Board of Directors and the shareholders approved the Company's 1993 Stock Option Plan (the "1993 Plan"). In 1996, the shareholders ratified amendments to the 1993 Plan, including an increase (adjusted for stock splits) of 4,500,000 shares available for grant under the 1993 Plan. Under the 1993 Plan as amended, options to purchase up to 6,862,500 shares of Common Stock may be granted to employees, directors and consultants of the Company or its subsidiaries. Unless designated as an incentive stock option ("ISO") intended to qualify under Section 422 of the Internal Revenue Code (the "Code"), each option granted under the 1993 Plan is intended to be a nonstatutory stock option. The 1993 Plan expires in July 2008.

  Stock options play a key role in the Company's ability to recruit, reward and retain executives, key employees and directors. Technology companies have historically used stock options as an important part of recruitment and retention packages. The Company competes directly with other technology companies for experienced executives and professionals and must be able to offer comparable packages to attract the caliber of individual that the Company believes is necessary to provide the growth that shareholders desire.

  The Company's growth is largely responsible for the need to increase shares issuable under the 1993 Plan. Management believes that the ability to retain management and key employees using options is vital to the Company's growth.

PROPOSED AMENDMENT TO THE 1993 PLAN

  The Board of Directors has increased the shares reserved for issuance under the 1993 Plan by an additional 1,800,000 shares, bringing the total shares reserved for issuance under the 1993 Plan to 8,662,500.

  Proposal 2 seeks shareholder approval of this amendment.

VOTE REQUIRED

  The affirmative vote of a majority of the votes cast will be required to approve the amendment to the 1993 Plan.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

  The essential provisions of the 1993 Plan are outlined below.

ADMINISTRATION

  The 1993 Plan is administered by the Compensation Committee of the Board of Directors.

ELIGIBILITY

  The 1993 Plan provides that options may be granted to employees, including officers and directors, employed by the Company or its majority-owned subsidiaries, to non-employee directors of the Company and to consultants to the Company. ISOs may be granted only to employees, including officers. The Compensation Committee of the Board of Directors approves the participants, the grant date and vesting terms of options, and the number of shares to be subject to each option. Option grants are based on the duties and responsibilities of the employee, the value of the employee's services, his or her present and potential contributions to the success of the Company and other relevant factors. As of June 1, 1998, there were approximately 612 employees currently eligible to participate in the 1993 Plan.

TERMS OF OPTIONS

  The terms of options granted under the 1993 Plan are determined by the Compensation Committee. Each option is evidenced by a stock option agreement between the Company and the optionee, and is normally subject to the following additional terms and conditions:

  (a) EXERCISE OF THE OPTION: The Company's current policy is that each Option Agreement provides that shares covered by the option are subject to vesting over time. Each employee's initial option grant normally vests over five (5) years at the rate of twenty percent (20%) of the shares annually. Later grants typically vest in fewer than five years. The Company may at any time or from time to time accelerate the vesting of any outstanding option. The exercise price of an option shall be paid in cash, check or other shares of Common Stock.

  (b) EXERCISE PRICE: The exercise price for each option is normally 100% of fair market value at the date of grant. No ISO may be granted at less than 100%
of the fair market value of the Common Stock on the option grant date.   For a
nonstatutory option, the price shall not be less than eighty-five percent (85%) of the fair market value on the grant date. If an option is granted to a shareholder who, immediately prior to such grant, owns stock representing more than ten percent (10%) of the voting power or value of all classes of stock of the Company, the exercise price must not be less than 110% of such fair market value.

  (c) TERMINATION OF EMPLOYMENT: If the optionee's status as an employee or consultant terminates for any reason other than death or disability, options under the 1993 Plan may be exercised not later than three (3) months after such termination, to the extent such option was vested on the date of termination.

  (d) DISABILITY OF OPTIONEE: If an optionee becomes totally and permanently disabled while employed by the Company, options may be exercised within twelve
(12) months after termination of employment due to such disability, but only to the extent such options were vested on the date of termination.

  (e) DEATH OF OPTIONEE: If an optionee dies while employed by the Company, options may be exercised at any time within twelve (12) months after death, but only to the extent the options would have been exercisable and vested at the date of death.

     (f) TERMINATION OF OPTIONS: ISOs  granted under the 1993 Plan expire ten
(10) years from the date of grant and nonstatutory stock options granted under the 1993 Plan expire ten (10) years and one (1) day from the date of grant, unless otherwise provided in the option agreement. However, in the case of an option granted to an employee who, at the time the option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary, the term of the option shall not be greater than five (5) years.

AUTOMATIC GRANTS TO NON-EMPLOYEE, NON-AFFILIATE DIRECTORS

  Each non-employee director who is not a representative of shareholders owning more than ten percent (10%) of the outstanding shares of the Company receives an initial automatic grant of an option to purchase 10,000 shares, vesting 20% annually, and, two years after the initial grant, an additional annual automatic grant of an option to purchase 2,000 shares vesting four years after the date of grant.

PERFORMANCE-BASED COMPENSATION LIMITATIONS

  No employee shall be granted, in any fiscal year of the Company, options to purchase more than 1,125,000 shares. The Company may, however, upon an employee's initial employment, grant an option to purchase up to an additional 1,125,000 shares. The foregoing limitations, which shall be adjusted proportionately in connection with any change in the Company's capitalization (such as a stock split), are intended to satisfy the requirements applicable to options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

  In the event any change is made in the Company's capitalization due to a stock split or payment of a stock dividend (but only on Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration, appropriate adjustment shall be made in the exercise price and in the number of shares subject to the option.

  In the event of a proposed dissolution or liquidation of the Company, each unexercised option will terminate immediately prior to the consummation of such proposed action.

  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the options shall be assumed or an equivalent option shall be substituted by the successor corporation. If no such assumption or substitution is made, the Board shall notify the participant that the option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice and the option will terminate upon the expiration of such period.

AMENDMENT AND TERMINATION

  The Board may amend or terminate the 1993 Plan from time to time in such respects as the Board may deem advisable; provided that any increase in the number of shares subject to the 1993 Plan shall require shareholder approval. The Plan will terminate on July 7, 2008, unless terminated earlier by the Board.

CERTAIN FEDERAL INCOME TAX  INFORMATION

  Options granted under the 1993 Plan may be either ISOs or nonstatutory options.

  An option that does not qualify as an ISO is a nonstatutory option. A participant does not recognize taxable income at the time he or she is granted a
nonstatutory option.   Upon exercise of the options, the optionee will recognize
taxable income generally measured by the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an employee's option exercise is subject to tax withholding by the Company. Upon optionee's resale of such shares, any difference between the sale price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short- term capital gain or loss, depending on the holding period.

  The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

  An optionee who is granted an ISO generally will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. If an optionee does not satisfy the holding period requirements applicable to ISOs, he or she will recognize ordinary income at the time of sale or exchange of shares equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income on such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. In such event, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

  The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1993 Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside

PARTICIPATION IN THE 1993 PLAN

   Option Grants in Last Fiscal Year and Year-End Option Values

   The following table sets forth certain information concerning grants of stock options to (i) each of the Named Officers, (ii) all current executive officer as a group, (iii) all other employees as a group and (iv) all non-employee directors as a group, during the fiscal year ended December 28, 1997. The options listed were granted under the 1993 Plan. Except for an initial option grant to Mr. Papa vesting pro rata over five years, the options listed vest pro rata over four years. In accordance with the rules of the Securities and Exchange Commission, also shown (for each of the Named Officers) is the potential realizable value based on the assumed rates of stock price appreciation of 5% and 10%, compounded annually, from the date the option was granted over the full option term. These amounts represent certain assumed rates of appreciation only and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                  INDIVIDUAL GRANTS
                          ------------------------------------------------------------------       POTENTIAL REALIZABLE
                                                                                                      VALUE AT ASSUMED
                                                                                                      ANNUAL RATES OF
                             NUMBER OF        % OF TOTAL                                                STOCK PRICE
                            SECURITIES         OPTIONS                                                APPRECIATION FOR
                            UNDERLYING        GRANTED TO        EXERCISE                              Option Term (1)
                              OPTIONS        EMPLOYEES IN         PRICE         EXPIRATION    --------------------------------
         NAME              GRANTED (#)       FISCAL YEAR       ($/SHARE)           DATE            5% ($)           10% ($)
------------------------  --------------   ----------------  --------------   --------------   -------------    --------------
Robert S. Pepper, Ph.D.          337,500               13.9           10.36           4/4/07       2,199,932        5,575,498
                                 247,500               10.2           18.75         12/18/07       2,918,464        7,392,961

John Kehoe                        67,500                2.8           10.36           4/4/07         439,986        1,115,099
                                  52,500                2.2           18.75         12/18/07         619,068        1,568,840

Manuel D. Yuen                    33,075                1.4           10.36           4/4/07         215,593          546,398

Daniel S. Koellen                  9,000                 .4           10.36           4/4/07          58,664          148,679

George Papa                      157,500                6.5           12.67          2/11/07       1,255,079        3,180,867


All current executive          1,017,075
 officers as a group

All other employees as         1,017,075
 a group

All non-employee                  92,250
 directors as a group


(1) There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

   The following table provides information with respect to the Named Officers concerning the exercise of options during the last fiscal year and unexercised options held as of December 28, 1997:

                      AGGREGATED OPTION EXERCISES IN LAST
                 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                               SHARES                    OPTIONS AT FISCAL YEAR END (#)     IN-THE-MONEY OPTIONS
                              ACQUIRED         VALUE     ------------------------------  AT FISCAL YEAR END ($)(1)
                           ON EXERCISE (#)  REALIZED($)   EXERCISABLE    UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
                           ---------------  -----------  -------------  ---------------  -----------  -------------
Robert S. Pepper, Ph.D.           127,500    2,950,397         312,051          866,250    4,907,108      6,008,744

John Kehoe                         11,250       92,624          63,000          248,250      528,498      1,692,745

Manuel D. Yuen                     84,375    2,510,218          68,230          146,644    1,047,062      1,591,577

Daniel S. Koellen                       0            0          98,043          112,782    1,588,245      1,264,282

George Papa                             0            0               0          157,500            0        918,750

(1) Based upon the market price of $18.67 per share, which was the closing price per share on the NASDAQ National Market System on the last day of the 1997 fiscal year, less the option exercise price payable per share.


                                PROPOSAL NO. 3

                   APPROVAL OF DELAWARE REINCORPORATION AND
                     THE FORM OF INDEMNIFICATION AGREEMENT


INTRODUCTION

     For the reasons set forth below, the Board of Directors believes that it is in the best interests of the Company and its shareholders to change the state of incorporation of the Company from California to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). SHAREHOLDERS ARE URGED TO READ CAREFULLY THE FOLLOWING SECTIONS OF THIS PROXY STATEMENT, INCLUDING THE RELATED EXHIBITS REFERENCED BELOW AND ATTACHED HERETO, BEFORE VOTING ON THE REINCORPORATION PROPOSAL. Throughout the Proxy Statement, the term "Level One California" refers to the existing California corporation and the term "Level One Delaware" refers to the new Delaware corporation, a wholly owned subsidiary of Level One California, which is the proposed successor to Level One California.

     The principal reasons for the proposed reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting that law, and the increased ability of the Company to attract and retain qualified directors. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords. Although Delaware law provides the opportunity for the Board of Directors to adopt various mechanisms which may enhance the Board's ability to negotiate favorable terms for the shareholders in the event of an unsolicited takeover attempt, the proposed Delaware Certificate of Incorporation and the Reincorporation Proposal is not being proposed in order to prevent a nonsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation of the Board of Directors or take significant action that affects the ownership or control of the Company.


     The Reincorporation Proposal will be effected by merging Level One California into Level One Delaware. Upon completion of the merger, Level One California will cease to exist and Level One Delaware will continue to operate the business of the Company under the nameLevel One Communications, Incorporated.


     Pursuant to the proposed Agreement and Plan of Merger, a copy of which is attached hereto as Exhibit A (the "Merger Agreement"), each outstanding share of Level One California Common Stock, no par value, will automatically be converted into one share of Level One Delaware Common Stock, $0.001 par value, upon the effective date of the merger. Each stock certificate representing issued and outstanding shares of Level One California Common Stock will continue to represent the same number of shares of Common Stock of Level One Delaware. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF LEVEL ONE DELAWARE. However, shareholders may exchange their certificates if they so choose. The Common Stock of Level One California is listed for trading on the NASDAQ National Market, and after the merger Level One Delaware's Common Stock will continue to be traded on the NASDAQ National Market without interruption, under the same symbol ("LEVL") as the shares of Level One California Common Stock are currently traded.


     Under California law, the affirmative vote of a majority of the outstanding shares of Common Stock of Level One California is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation. See "Vote Required for the Reincorporation Proposal". The Proposed Reincorporation has been approved by Level One California's Board of Directors. If approved by the shareholders, it is anticipated that the merger will become effective as soon as practicable (the "Effective Date") following the Annual Meeting of Shareholders, provided, that the merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except for the principal terms thereof, which may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date of the Proposed Reincorporation if, in the opinion of the Board of Directors of either company, circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement. Shareholders of Level One California will have no dissenters' rights of appraisal with respect to the merger.


     The discussion set forth below is qualified in its entirety by reference to the Form of Merger Agreement, the Form of Certificate of Incorporation of Level One Delaware (the "Certificate of Incorporation"), the Form of Bylaws of Level One Delaware and the Form of Indemnification Agreement, copies of which are attached hereto as Exhibits A, B, C and D, respectively.


     APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE FORM OF MERGER AGREEMENT, THE FORM OF CERTIFICATE OF INCORPORATION, THE FORM OF BYLAWS OF LEVEL ONE DELAWARE, THE FORM OF INDEMNIFICATION AGREEMENT AND ALL PROVISIONS THEREOF.

VOTE REQUIRED

     Approval of the Reincorporation Proposal, which will also constitute approval of (i) the Merger Agreement, (ii) the Certificate of Incorporation and the Bylaws of Level One Delaware, (iii) the Indemnification Agreement and (iv) the assumption of Level One California's employee benefit plans, stock option plans, employee stock purchase plan and the 4% Convertible Subordinated Notes due 2004 by Level One Delaware, will require the affirmative vote of the majority of outstanding shares of the Company on the Record Date entitled to vote on the proposal.



        THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSED REINCORPORATION.


PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

     As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.


     PROMINENCE, PREDICTABILITY AND FLEXIBILITY OF DELAWARE LAW. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. A large number of corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.


     INCREASED ABILITY TO ATTRACT AND RETAIN QUALIFIED DIRECTORS. Both California and Delaware law permit a corporation to include a provision in its charter document which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. The Company desires to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law.


     CALIFORNIA PROPOSITION 211. In November 1996, Proposition 211, which would have severely limited the ability of California companies to indemnify their directors and officers was rejected. Although Proposition 211 was defeated, similar initiatives or legislation containing similar provisions may be proposed in California in the future. As a result, the Company believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies in attracting new directors.


     WELL ESTABLISHED PRINCIPLES OF CORPORATE GOVERNANCE. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. The Company believes that its shareholders will benefit from the well-established principles of corporate governance that Delaware law affords.

NO CHANGE IN THE NAME, CURRENT BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

     The Reincorporation Proposal will effect a change only in the legal domicile of the Company and certain other changes of a legal nature, certain of which are described in this Proxy Statement. The Proposed Reincorporation will not result in any change in the name, business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company. The seven directors who are elected at the Annual Meeting of Shareholders will become the directors of Level One Delaware. All employee benefit, stock option, employee stock purchase plans and the 4% Convertible Subordinated Notes due 2004 of Level One California will be assumed and continued by Level One Delaware, and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of Level One Delaware Common Stock, at the same price per share, upon the same terms, and subject to the same conditions. Shareholders should note that approval of the Reincorporation Proposal will also constitute approval of the assumption of these plans by Level One Delaware. Other employee benefit arrangements of Level One California will also be continued by Level One Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the merger the shares of Common Stock of Level One Delaware will continue to be traded, without interruption, in the same principal market and under the same symbol ("LEVL") as the shares of Common Stock of Level One California are currently traded.

     Prior to the Effective Date of the merger, the Company will obtain any requisite consents to such merger from parties with whom it may have contractual arrangements. As a result, Level One California's rights and obligations under such contractual arrangements will continue and be assumed by Level One Delaware.


ANTITAKEOVER IMPLICATIONS

     Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the corporate charter or bylaws or otherwise, which measures are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed in order to prevent such a change in control, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company or to obtain representation on the Board of Directors.

     Certain effects of the Reincorporation Proposal may be considered to have antitakeover implications. Section 203 of the Delaware General Corporation Law, from which Level One Delaware does NOT intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the Board of Directors approves the business combination. See "Significant Differences Between the Corporation Laws of California and Delaware-- Shareholder Approval of Certain Business Combinations." Likewise, the elimination of the right of shareholders controlling at least ten percent of the voting shares to call a special meeting of the shareholders could be seen as promoting an antitakeover effect by allowing shareholder action only at a meeting properly called by the Board of Directors or an annual meeting. The elimination of the ability of a majority of shareholders to act by written consent also could be viewed as having an antitakeover effect in that it can make it more difficult for shareholders to coordinate action outside a duly called annual or special meeting. It should be noted that a classified board of directors can also be established under California law in certain circumstances, although there are current plans to establish a classified bond. For a detailed discussion of all of the changes which will be implemented as part of the Proposed Reincorporation, see "The Charters and Bylaws of Level One California and Level One Delaware" and "Restatement of Indemnification Agreements." For a discussion of these and other differences between the laws of California and Delaware, see "Significant Differences Between the Corporation Laws of California and Delaware."

     The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all shareholders the opportunity to receive the same economic benefits; and (iv) certain of the Company's contractual arrangements provide that they may not be assigned pursuant to a transaction which results in a "change of control" of the Company without the prior written consent of the licensor or other contracting party.

     By contrast, in a transaction in which an acquiror must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the Company's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization or favorable accounting treatment, anticipated favorable developments in the Company's business not yet reflected in the stock price and equality of treatment of all shareholders.

     Despite the belief of the Board of Directors as to the benefits to shareholders of the Reincorporation Proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation Proposal, shareholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that such provisions enable the Board of Directors to resist a takeover or a change in control of the Company, they could make it more difficult to change the existing Board of Directors and management.


THE CHARTERS AND BYLAWS OF LEVEL ONE CALIFORNIA AND LEVEL ONE DELAWARE

     The provisions of the Level One Delaware Certificate of Incorporation and Bylaws are similar to those of the Level One California Articles of Incorporation and Bylaws in many respects. However, the Reincorporation Proposal includes the implementation of certain provisions in the Level One Delaware Certificate of Incorporation and Bylaws which alter the rights of shareholders and the powers of management. Certain of these provisions have antitakeover implications as described in this Proxy Statement. Approval by shareholders of the Proposed Reincorporation will constitute an approval of the inclusion in the Level One Delaware Certificate of Incorporation and Bylaws of each of the provisions described below. In addition, Level One Delaware could implement certain other changes by amendment of its Certificate of Incorporation or Bylaws. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware." This discussion of the Certificate of Incorporation and Bylaws of Level One Delaware is qualified by reference to Exhibits B and C hereto, respectively.

     The Articles of Incorporation of Level One California currently authorize the Company to issue up to 236,250,000 million shares of Common Stock, no par value, and 10million shares of Preferred Stock, no par value. In the event that the reincorporation merger proposed herein is effected, the Certificate of Incorporation of Level One Delaware will continue to provide that such company will have 236,250,000 million authorized shares of Common Stock, $0.001 par value, and 10 million shares of Preferred Stock, $0.001 par value. In each case, the rights, privileges and preferences of the shares of Preferred Stock may be determined by the Board in its discretion from time to time.

     MONETARY LIABILITY OF DIRECTORS AND OFFICERS. The Articles of Incorporation of Level One California and the Certificate of Incorporation of Level One Delaware both provide for the elimination of personal monetary liability of directors and officers to the fullest extent permissible under law. The provision eliminating monetary liability of directors and officers set forth in the Level One Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the Level One California Articles of Incorporation, in that (1) the former incorporates future amendments to Delaware law with respect to the elimination of such liability, and (2) the former indemnifies employees and other agents of Level One Delaware, in addition to directors and officers. Level One Delaware proposes to enter into new indemnification arrangements with all directors after the Proposed Reincorporation. For a more detailed explanation of the new indemnification arrangements after the Proposed Reincorporation, see "Delaware Form of Indemnification Agreement" and

"Significant Differences Between the Corporation Laws of California and Delaware--Indemnification and Limitation of Liability."

     SIZE OF THE BOARD OF DIRECTORS. The Bylaws of Level One Delaware provide for a Board of Directors consisting of seven members, until changed by a majority of directors then in office. The Bylaws of Level One California provide for a Board of Directors consisting of a minimum of five and a maximum of nine members. Under California law, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, the Board of Directors may fix the exact number of directors within the stated range set forth in the bylaws. Delaware law permits the board of directors acting alone, to change the authorized number of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by the stockholders). The Level One Delaware Certificate of Incorporation provides that the number of directors will be as specified in the Bylaws and authorizes the Board of Directors to adopt, alter, amend or repeal the Bylaws. Following the Proposed Reincorporation, the Board of Directors of Level One Delaware could amend the Bylaws to change the size of the Board of Directors from seven directors without further stockholder approval.

     If the Reincorporation Proposal is approved, the seven directors of Level One California who are elected at the Annual Meeting of Shareholders will continue as the seven directors of Level One Delaware after the Proposed Reincorporation is consummated and until their successors have been duly elected and qualified.

     CUMULATIVE VOTING FOR DIRECTORS. Under California law, if any shareholder has given notice of an intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election. Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. In the absence of cumulative voting, the holders of the majority of the shares present or represented at a meeting in which directors are to be elected would have the power to elect all the directors to be elected at such meeting, and no person could be elected without the support of holders of the majority of shares present or represented at such meeting. Elimination of cumulative voting could make it more difficult for a minority shareholder adverse to a majority of the shareholders to obtain representation on the Company's Board of Directors. California corporations whose stock is listed on a national stock exchange can also eliminate cumulative voting with shareholder approval. The Company qualifies as such a listed company but has not sought shareholder approval to eliminate cumulative voting. Under Delaware law, cumulative voting in the election of directors is not mandatory, but is a permitted option. The Level One Delaware Certificate of Incorporation does NOT provide for cumulative voting rights on any matter.

     POWER TO CALL SPECIAL SHAREHOLDERS' MEETINGS. Under California law, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than ten percent of the votes at such meeting, or such additional persons as are authorized by the Articles of Incorporation or the Bylaws. Level One California's Bylaws permit a special meeting of shareholders to be called by the Board of Directors, the President, or one or more shareholders holding not less than ten percent of the voting power of the Company. Under Delaware law, a special meeting of stockholders may be called by the Board of Directors or any other person authorized to do so in the Certificate of Incorporation or the Bylaws. The Bylaws of Level One Delaware currently authorize only the Board of Directors, the Chairman of the Board, or the President to call a special meeting of stockholders. Therefore, after the Proposed Reincorporation, no stockholder (regardless of percentage holding) will be entitled to call special meetings.

     FILLING VACANCIES ON THE BOARD OF DIRECTORS. Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by a majority of the Board then remaining, even if less than a quorum. A vacancy created by removal of a director may be filled by the board only if so authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. Level One California's Articles of Incorporation and Bylaws do not permit directors to fill vacancies created by removal of a director, although vacancies for any other reason may be filled by a majority of the directors then remaining, even if less than a quorum. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Bylaws of Level One Delaware provide that all vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; provided, that whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

     NOMINATIONS OF DIRECTOR CANDIDATES AND INTRODUCTION OF BUSINESS AT SHAREHOLDER MEETINGS. The Bylaws of Level One Delaware establish an advance notice procedure with regard to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors (the "Nomination Procedure") and with regard to certain matters to be brought before an annual meeting or special meeting of stockholders (the "Business Procedure").

     The Nomination Procedure provides that only persons nominated by or at the direction of the Board of Directors or by a stockholder who has given timely written notice to the Secretary of the Company prior to the meeting, will be eligible for election as directors. The Nomination Procedure and Business Procedure provide that at an annual or special meeting, and subject to any other applicable requirements, only such business may be conducted and nominees may be elected as have been brought before the meeting by or at the direction of the Board of Directors or by a stockholder who has given timely written notice to the Secretary of the Company of such stockholder's intention to bring such business or election of nominee before the meeting. In all cases, to be timely, such stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than one hundred twenty calendar days in advance of the date of the Company's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made.

     To be in proper form, the Nomination Procedure and Business Procedure provide that a stockholder's notice to the Secretary of the Company must contain:

          (i) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

          (ii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

          (iii) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

          (iv) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the board of directors; and

          (v) if applicable, the consent of each nominee to serve as director of the Company if so elected.


     By requiring advance notice of nominations by stockholders, the Nomination Procedure affords the Board of Directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the stockholders about such qualifications.
By requiring advance notice of proposed business, the Business Procedure provides the Board with an opportunity to inform stockholders of any business proposed to be conducted at a meeting and the Board's position on any such proposal, enabling stockholders to better determine whether they desire to attend the meeting or grant a proxy to the Board of Directors as to the disposition of such business. Although the Level One Delaware Bylaws do not give the Board any power to approve or disapprove stockholder nominations for the election of directors or any other business desired by stockholders to be conducted at a meeting, the Level One Delaware Bylaws may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company, even if the conduct of such business or such attempt might be beneficial to the Company and its stockholders.

     ACTION BY WRITTEN CONSENT OF THE SHAREHOLDERS. Any action by the stockholders must be taken at a duly called annual or special meeting, according to the Bylaws of Level One Delaware. Thus, although the Bylaws of Level One California allow shareholder action by written consent, shareholder action by written consent will no longer be authorized after the Proposed Reincorporation. Since action by written consent to elect directors under California law requires unanimous consent of the shareholders, elimination of the ability to take action by written consent of the shareholders under Delaware law is not likely to make it more difficult to remove directors than is currently the case for Level One California.


SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

     The corporation laws of California and Delaware differ in many respects. Although all the differences are not set forth in this Proxy Statement, certain provisions, which could materially affect the rights of shareholders, are discussed below.

     SHAREHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS. In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203 of the Delaware General Corporation Law, certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

     Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of fifteen percent or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

     For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a direct or indirect majority-owned subsidiary equal in aggregate market value to ten percent or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

     The three-year moratorium imposed on business combinations of Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the eighty-five percent calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or
(iii) on or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent of the outstanding voting stock not owned by the interested stockholder.

     Section 203 only applies to certain publicly held corporations that have a class of voting stock that is (i) listed on a national securities exchange, (ii) quoted on an interdealer quotation system of a registered national securities association or (iii) held of record by more than 2,000 stockholders. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, Level One Delaware does not intend to so elect and thus will be governed by Section 203.

     Section 203 will encourage any potential acquiror to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Level One Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Level One Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for Level One Delaware's shares over the then current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions. See "Shareholder Voting" herein.

     REMOVAL OF DIRECTORS. Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Under Delaware law, a director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. Under Delaware law, a director that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote. The Certificate of Incorporation of Level One Delaware does not provide for cumulative voting or a classified board of directors. Consequently, a director of Level One Delaware may be removed from office with or without cause, with the approval of a majority of the outstanding shares entitled to vote at a meeting properly called for that purpose.

     INDEMNIFICATION AND LIMITATION OF LIABILITY. California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their articles of incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents, which, among other things, support Delaware corporations in attracting and retaining outside directors.

     California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; or (g) liability for improper distributions, loans or guarantees.

     Delaware law does not permit the elimination of monetary liability for (a) breaches of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit.

     California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval.

     Indemnification is permitted by California law only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action.

     California law requires indemnification when the individual has successfully defended the action on the merits as opposed to Delaware law which requires indemnification where there has been a successful defense, whether on the merits or otherwise.

     Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in, or (in contrast to California law) not opposed to, the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his duty to the corporation.

     Each of California and Delaware law allow for the entering of indemnification agreements which may provide for indemnification arrangements beyond those specifically authorized by applicable statute as long as they are not contrary to the policies underlying such statute. In this connection, the Company entered into indemnification agreements with its officers and directors providing for indemnification in line with California law, including certain procedures for such indemnification as well as for the advancement of expenses (other than actual amounts paid in settlement) in connection with the investigation, defense, settlement or appeal of any proceeding subject to such indemnification agreement. Such advances are repayable by the officer or director to the extent the subject conduct is later determined not to be indemnifiable. Similar indemnification agreements are allowed under Delaware law and the broader indemnification allowed in Delaware could also result in the greater allowance of expenses advancement.

     After the Proposed Reincorporation, the Company proposes to adopt the indemnification agreement in the form attached hereto as Exhibit D.


     INSPECTION OF SHAREHOLDER LIST. Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent or more of the corporation's voting shares, or shareholders holding an aggregate of one percent or more of such shares who have filed a Schedule 14B with the Securities and Exchange Commission in connection with a contested election of directors. The latter provision has not been amended in response to the elimination of Schedule 14B under the revised proxy rules. Under California law, such absolute inspection rights also apply to a corporation formed under the laws of any other state if its principal executive offices are in California or if it customarily holds meetings of its board in California. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten-day period preceding a stockholders' meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.


     DIVIDENDS AND REPURCHASES OF SHARES. California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.


     Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares, other than repurchases of its shares issued under employee stock plans contemplated by Section 408 of the California Corporations Code) unless either
(i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.


     Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.


     To date, the Company has not paid any cash dividends on its outstanding shares and does not anticipate doing so for the foreseeable future.


     SHAREHOLDER VOTING. Both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding or treasury share after the merger and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.


     Both California law and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets.


     With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. As a result, shareholder approval of such transactions may be easier to obtain under Delaware law for companies which have more than one class of shares outstanding.


     California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection against coercive two-tiered bids for a corporation in which the stockholders are not treated equally. See "Significant Differences Between the Corporation Laws of California and Delaware--Shareholder Approval of Certain Business Combinations."


     California law provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing person of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons, or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision.


     INTERESTED DIRECTOR TRANSACTIONS. Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law, (a) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of board approval, the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even if the disinterested directors are less than a quorum). Therefore, certain transactions that the Board of Directors of Level One California might not be able to approve because of the number of interested directors, could be approved by a majority of the disinterested directors of Level One Delaware, although less than a majority of a quorum.


     SHAREHOLDER DERIVATIVE SUITS. California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.


     APPRAISAL RIGHTS. Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations or
(c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under certain provisions of Delaware law.


     The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Reincorporation Proposal). Appraisal or dissenters' rights are, therefore, not available to shareholders of Level One California with respect to the Reincorporation Proposal. California law generally affords appraisal rights in sale of asset reorganizations.


     DISSOLUTION. Under California law, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the Articles of Incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Level One Delaware's Certificate of Incorporation contains no such supermajority voting requirement, however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of Level One Delaware that had previously been approved by its Board of Directors.

APPLICATION OF THE GENERAL CORPORATION LAW OF CALIFORNIA TO DELAWARE
CORPORATIONS

     Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) are placed in a special category if they have characteristics of ownership and operation which indicate that they have significant contacts with California. So long as a Delaware or other foreign corporation is in this special category, and it does not qualify for one of the statutory exemptions, it is subject to a number of key provisions of the California General Corporation Law applicable to corporations incorporated in California.


     Exemptions from Section 2115 are provided for corporations whose shares are listed on a major national securities exchange or are traded in the Nasdaq National Market and which have 800 or more shareholders as of the record date of its most recent annual meeting of shareholders. The Common Stock of Level One Delaware will continue to be traded on the Nasdaq National Market and to be owned by more than ___ holders, and, accordingly, Level One Delaware will be exempt from Section 2115.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a discussion of certain federal income tax considerations that may be relevant to holders of Level One California Common Stock who receive Level One Delaware Common Stock in exchange for their Level One California Common Stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular Level One California shareholders, such as dealers in securities, or those Level One California shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Level One California Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.


     Subject to the limitations, qualifications and exceptions described herein, and assuming the Proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the following tax consequences generally should result:

          (a) No gain or loss should be recognized by holders of Level One California Common Stock upon receipt of Level One Delaware Common Stock pursuant to the Proposed Reincorporation;

          (b) The aggregate tax basis of the Level One Delaware Common Stock received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the Level One California Common Stock surrendered in exchange therefor; and

          (c) The holding period of the Level One Delaware Common Stock received by each shareholder of Level One California should include the period for which such shareholder held the Level One California Common Stock surrendered in exchange therefor, provided that such Level One California Common Stock was held by the shareholder as a capital asset at the time of Proposed Reincorporation.

          (d) The Company should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and Level One Delaware should succeed, without adjustment, to the federal income tax attributes of Level One California.


     The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. The Company will, however, receive an opinion from legal counsel substantially to the effect that the Proposed Reincorporation will qualify as a reorganization within the meaning of
Section 368(a) of the Code (the "Tax Opinion"). The Tax Opinion will neither bind the IRS nor preclude it from asserting a contrary position. In addition, the Tax Opinion will be subject to certain assumptions and qualifications and will be based upon the truth and accuracy of representations made by Level One Delaware and Level One California.


     A successful IRS challenge to the reorganization status of the Proposed Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of Level One California Common Stock exchanged in the Proposed Reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the Level One Delaware Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of Level One Delaware Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held Level One California Common Stock.


                                PROPOSAL NO. 4

          RATIFICATION OF APPOINTMENT OF CERTIFIED PUBLIC ACCOUNTANTS

  The Board of Directors has reappointed Arthur Andersen LLP as the Company's independent certified public accountants. Arthur Andersen LLP has served as the Company's certified public accountants since the fall of 1990.

  Although not required to do so by California law, the Company has requested shareholder ratification of the appointment of the Company's auditors at each annual meeting. Ratification requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock represented and entitled to vote at the Annual Meeting. Shares represented at the Annual Meeting and not voting shall not be counted as affirmative votes. In the event the necessary vote is not obtained, the matter will be returned to the Board of Directors for consideration of alternatives.

  Representatives of Arthur Andersen LLP are expected to be in attendance at the Annual Meeting, with the opportunity to make a statement if they so desire and to be available to answer appropriate questions.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S AUDITORS.


         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Board of Directors reviews and approves the compensation policies for the Company's executive officers. These policies are intended to link executive officer compensation to both Company and individual performance through base salary, bonuses and long-term compensation. During 1997, the benefits for executives were generally similar to those offered to all Company employees, including participation in the Company's 401(k) plan and employee stock purchase plan. Executives were not eligible for participation in the Company's profit sharing plan, but participated in an executive bonus program based on the Company's achieving revenue and profitability targets.

  The goals of the Company's executive compensation policies are:

  * To align the interests of management and shareholders to build shareholder value by encouraging consistent, long-term Company growth.

  * To attract and retain key executive officers essential to the Company's long-term success.

  * To reward executive officers for long-term corporate success through stock ownership.

  * To link compensation to the Company's achievement of annual and long-term goals.

  * To emphasize and reward performance at the individual and corporate level.

  Base salary, bonus and long-term compensation amounts are established following evaluation of compensation surveys for the technology industry and other published data on executive compensation on companies competitive with Level One. These comparisons include, but are not limited to, the group of companies whose cumulative stock performance is shown in the "Performance Graph" section.

BASE SALARY

  The base salary for each executive officer is determined on the basis of individual performance, the functions performed by the executive officer and the scope of the executive officer's ongoing responsibilities, and the salary for comparable positions shown in the comparative data described above. The weight given to each factor varies by individual. Base salary is set near or above the midpoint of the salary levels for comparable positions surveyed.

  Each executive officer's base salary is reviewed annually to ensure appropriateness, and increases to base salary are made to reflect competitive market increases and individual factors. Company performance does not play a significant role in the determination of base salary.

CASH BONUS

     Executive officers earned cash bonuses for the 1997 fiscal year pursuant to the Company's executive bonus plan. Under the plan, executive officers earned a bonus based on the Company's revenue and profit performance against targets established at the start of the year. Bonus amounts for participants other than Dr. Pepper were based on individual performance as assessed by Dr. Pepper. Dr. Pepper's bonus is described under the heading "Chief Executive Officer Compensation" below.

LONG-TERM INCENTIVES

  Long-term incentives are provided through stock option grants. Option grants are intended to motivate the executive officers to manage the Company for long-term performance. The size of each option grant is based upon the compensation surveys described above, an assessment of the option grants of comparable companies, and each officer's expected individual contribution.

  Each option allows the executive officer to acquire Company stock in the future at a fixed price per share. The Company grants options with exercise prices equal to the market price of the shares on the grant date. The option's value increases only if the market price of the Company's shares increases, aligning a substantial part of the executive officer's compensation package with the return realized by the shareholders. Options granted to executive officers during 1997 were not immediately exercisable.

  In 1996, the Board adopted, and the shareholders approved, amendments to the 1993 Plan intended to exclude stock option income from the $1 million deductibility limitations of Internal Revenue Code Section 162(m).

CHIEF EXECUTIVE OFFICER (CEO) COMPENSATION

  In setting the compensation payable to the Chief Executive Officer, Robert S. Pepper, Ph.D., the goal is to provide compensation competitive with other companies in the industry while at the same time making a significant percentage of his compensation subject to consistent, positive, long-term Company performance. For 1997, Dr. Pepper's base salary was increased by approximately 10% over the base salary paid in 1996, based on a review of CEO salaries of other companies with growth and revenue profiles similar to those of Level One. In general, the factors utilized in determining Dr. Pepper's compensation were similar to those applied to the other executive officers in the manner described in the preceding paragraphs. In addition to the factors in the executive bonus plan, Dr. Pepper's bonus for 1997 was based on achievement of specified objectives related to Company operations, as established by the Compensation Committee. As a result of Dr. Pepper's performance against these goals, his bonus for 1997 was $583,554. The long-term component of Dr. Pepper's compensation consisted of stock option grants aggregating 585,000 shares.

COMPENSATION COMMITTEE MEMBERS:

  Thomas J. Connors
  Martin Jurick
  Henry Kressel, Ph.D.


                               PERFORMANCE GRAPH

  Set forth below is a graph indicating cumulative monthly total return (assuming reinvestment of dividends) for the fiscal year ended December 28, 1997 on $100 invested alternatively in the Company's Common Stock, the index for NASDAQ United States issuers prepared by the Center for Research in Security Prices, and a "peer group" of companies engaged in semiconductor manufacture for the communications industry selected by the Company. The index level for all series was set to $100 on August 19, 1993, the date of the Company's initial public offering of its Common Stock. Each line represents a monthly index level derived from compounded daily returns including all dividends.

  The companies selected for the peer group were Analog Devices, Inc., Cirrus Logic, Inc., Exar Corp., Microchip Technology, Inc., Sierra Semiconductor Corp., Dallas Semiconductor Corp., Linear Technology Corp., and Maxim Integrated Products, Inc. In 1996 Brooktree Corp. was acquired by Rockwell International, Inc., and in 1997 Zilog, Inc. ceased public trading of it shares; as a result, the Company deleted Brooktree and Zilog from the peer group calculations. The returns of each issuer in the peer group are reweighted daily, using the stock market capitalization for the prior day.

                       [PERFORMANCE GRAPH APPEARS HERE]

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                             Performance Graph for
                    Level One Communications, Incorporated

                                          12/31/93     12/30/94     12/29/95     12/27/96        12/26/97
                                          --------     --------     --------     --------        --------
Level One Communications, Incorporated     127.2         81.6          94.7         185.5           219.1
Nasdaq Stock Market (US Companies)         106.7        104.3         147.5         181.6           214.3
Self-Determined Peer Group                 115.0        143.0         226.5         266.5           311.1

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of June 1, 1998, by (i) each person (or group of affiliated persons) known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors,
(iii) each Named Officer, and (iv) the Company's directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named herein, based on information provided by such persons, have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable.


                                                                                          SHARES BENEFICIALLY
DIRECTORS, NAMED OFFICERS AND 5% SHAREHOLDERS                                                    OWNED
---------------------------------------------                                    -----------------------------------
                                                                                       NUMBER          PERCENT (1)
                                                                                  -----------------  ----------------
Kopp Investment Advisors, Inc. (2)                                                        3,271,476             10.5%
   6600 France Avenue South, Suite 672
   Edina, Minnesota 55435

Robert S. Pepper, Ph.D. (3)                                                                 599,424              1.9%

Thomas J. Connors (4)                                                                        91,687         *

Paul Gray (5)                                                                                51,750         *

Martin Jurick (6)                                                                            36,000         *

Henry Kressel, Ph.D. (7)                                                                     28,189         *

Joseph P. Landy (8)                                                                          48,552         *

Kenneth A. Pickar, Ph.D.                                                                          0         *

John Kehoe (9)                                                                               86,625         *

Daniel S. Koellen (10)                                                                      159,919         *

George Papa (11)                                                                             35,440         *

Manuel D. Yuen (12)                                                                         103,912         *

All Named Officers and Directors as a group (11 persons)                                  1,241,498              4.0%

(1) Percent ownership is based on 31,093,477 shares of Common Stock outstanding as of June 1, 1998, plus shares issuable pursuant to options or warrants held by the person or class in question that are exercisable within 60 days after June 1, 1998.

(2) Includes 3,151,476 shares over which Kopp Investment Advisors, Inc. exercises investment discretion, but for which it is not the record holder; 22,500 shares which Kopp Investment Advisors, Inc., owns directly; and 97,500 shares owned by LeRoy C. Kopp.

(3) Includes 418,676 shares issuable under stock options held by Dr. Pepper exercisable within 60 days of June 1, 1998.

(4) Includes 64,687 shares issuable under stock options held by Mr. Connors exercisable within 60 days of June 1, 1998.

(5) Includes 51,750 shares issuable under stock options held by Dr. Gray exercisable within 60 days of June 1, 1998.

(6) Includes 13,500 shares issuable under stock options held by Mr. Jurick exercisable within 60 days of June 1, 1998.

(7) Includes 1,489 shares held of record by WPCC. Dr. Kressel is a managing director of a WPCC affiliate, and disclaims beneficial ownership of such shares.

(8) Includes 1,489 shares held of record by WPCC. Mr. Landy is a managing director of a WPCC affiliate, and disclaims beneficial ownership of such shares.

(9) Includes 86,625 shares issuable under stock options held by Mr. Kehoe exercisable within 60 days of June 1, 1998.

(10) Includes 134,887 shares issuable under stock options held by Mr. Koellen exercisable within 60 days of June 1, 1998.

(11) Includes 31,500 shares issuable under stock options held by Mr. Papa exercisable within 60 days of June 1, 1998.

(12) Includes 73,855 shares issuable under stock options held by Mr. Yuen exercisable within 60 days of June 1, 1998.


                       COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish the Company with copies of all reports they file under Section 16(a).

  To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended December 28, 1997.


          SUBMISSION OF SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

  Any proposal which a shareholder wishes to have presented at the 1999 Annual Meeting and included in the Company's proxy statement for such meeting must be received by the Company, at its principal office, 9750 Goethe Road, Sacramento, California 95827, Attn.: Mr. John Kehoe, no later than December 31, 1998. Such proposals may be included in next year's proxy statement if they comply with certain SEC regulations.

                                 OTHER MATTERS

  The Company does not know of any matter other than those discussed in the proxy statement contemplated for action at the Annual Meeting. Should any other matter be properly brought before the Meeting, the holders of the proxies herein solicited will vote thereon in their discretion.


                                  By Order of the Board of Directors


                                  Robert S. Pepper, Ph.D.
                                  Chairman of the Board

Sacramento, California
Dated: July __, 1998

EXHIBIT A


                                    FORM OF
                          AGREEMENT AND PLAN OF MERGER
                   OF LEVEL ONE COMMUNICATIONS, INCORPORATED,
                             A DELAWARE CORPORATION
                                      AND
                     LEVEL ONE COMMUNICATIONS, INCORPORATED
                            A CALIFORNIA CORPORATION


     THIS AGREEMENT AND PLAN OF MERGER dated as of            , 1998, (the
"Agreement") is between Level One Communications, Incorporated, a Delaware corporation ("Level One-Delaware") and Level One Communications, Incorporated, a California corporation ("Level One-California"). Level One-Delaware and Level One-California are sometimes referred to herein as the "Constituent Corporations."

                                R E C I T A L S


     A. Level One-Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 246,250,000 shares, 236,250,000 of which are designated "Common Stock," $.001 par value and 10,000,000 of which are designated "Preferred Stock", $.001 par value. As of the date of this Agreement of Merger, 1,000 shares of Common Stock were issued and outstanding, all of which were held by Level One-California. No shares of Preferred were outstanding.


     B. Level One-California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 246,250,000 shares, 236,250,000 of which are designated "Common Stock", no par value and 10,000,000 of which are designated "Preferred Stock", no par value. As of the date of this Agreement of Merger ___________ shares of Common Stock were issued and outstanding. No shares of Preferred Stock were issued and outstanding.


     C. The Board of Directors of Level One-California has determined that, for the purpose of effecting the reincorporation of Level One-California in the State of Delaware, it is advisable and in the best interests of Level One-California that Level One-California merge with and into Level One-Delaware upon the terms and conditions herein provided.


     D. The respective Boards of Directors of Level One-Delaware and Level One-California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.


     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Level One-Delaware and Level One-California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:



                                   I. MERGER


     1.1 Merger. In accordance with the provisions of this Agreement, the
         ------
Delaware General Corporation Law and the California General Corporation Law, Level One-California shall be merged with and into Level One-Delaware (the "Merger"), the separate existence of Level One-California shall cease and Level One- Delaware shall be, and is herein sometimes referred as, the "Surviving Corporation", and the name of the Surviving Corporation shall be Level One Communications, Incorporated.


     1.2 Filing and Effectiveness. The Merger shall become effective when the
         ------------------------
following actions shall have been completed:


     (a) This Agreement and Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California General Corporation Law;

     (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

     (c) An executed Agreement and Plan of Merger meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

     (d) The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."


     1.3 Effect of the Merger. Upon the Effective Date of the Merger, the
         --------------------
separate existence of Level One-California shall cease and Level One-Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Level One-California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Level One-California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Level One-Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Level One-California in the same manner as if Level One-Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California Corporations Code.



                 II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS


     2.1 Certificate of Incorporation. The Certificate of Incorporation of Level
         ----------------------------
One-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.


     2.2 Bylaws. The Bylaws of Level One-Delaware as in effect immediately prior
         ------
to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.3 Directors and Officers. The directors and officers of Level One-
         ----------------------
California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.



                       III. MANNER OF CONVERSION OF STOCK


     3.1 Level One-California Common Shares. Upon the Effective Date of the
         ----------------------------------
Merger, each share of Level One-California Common Stock, no par value, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.001 par value, of the Surviving Corporation. No fractional share interests of Surviving Corporation Common Stock shall be issued. In lieu thereof, any fractional share interests to which a holder would otherwise be entitled shall be aggregated.



     3.2 Level One-California Options, Stock Purchase Rights and Convertible
         -------------------------------------------------------------------
         Securities.
         ----------

          (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume the obligations of Level One-California under, and continue, the option plans, including without limitation, all stock option plans, employee purchase plans, director's stock option plans, all other employee benefit plans, warrants, and the 4% Convertible Subordinated Notes due 2004. Each outstanding and unexercised option, other right to purchase, or security convertible into Level One-California Common Stock (a "Right") shall become, subject to the provisions in paragraph (c) hereof, an option, right to purchase or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each one share of Level One-California Common Stock issuable pursuant to any such Right, on the same terms and conditions and at an exercise price equal to the exercise price applicable to any such Level One-California Right at the Effective Date of the Merger. This paragraph 3.2(a) shall not apply to Level One-California Common Stock which is subject to paragraph 3.1.



          (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, warrants, stock purchase rights and convertible securities, including the 4% Convertible Subordinated Notes due 2004, equal to the number of shares of Level One-California Common Stock so reserved immediately prior to the Effective Date of the Merger.



          (c) The assumed Rights shall not entitle any holder thereof to a fractional share upon exercise or conversion. In addition, no "additional benefits" (within the meaning of Section 424(a)(2) of the Internal Revenue Code of 1986, as amended) shall be accorded to the optionees pursuant to the assumption of their options.


     3.3 Level One-Delaware Common Stock. Upon the Effective Date of the Merger,
         -------------------------------
each share of Common Stock, $.001 par value, of Level One-Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Level One-Delaware, the holder of such shares or any other person, be cancelled and returned to the status of authorized but unissued shares.


     3.4 Exchange of Certificates. After the Effective Date of the merger, each
         ------------------------
holder of an outstanding certificate representing shares of Level One-California Common Stock may be asked to surrender the same for cancellation to ______________ (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock, as the case may be, into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Level One-California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock, into which such shares of Level One-California Common Stock, were converted in the Merger.


     The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.


     Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Level One-California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.


     If any certificate for shares of the Surviving Corporation's stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.



                                  IV. GENERAL



     4.1 Covenants of Level One-Delaware. Level One-Delaware covenants and
         -------------------------------
agrees that it will, on or before the Effective Date of the Merger.


          (a) Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law.



          (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by Level One-Delaware of all of the franchise tax liabilities of Level One-California.

          (c) Take such other actions as may be required by the California General Corporation Law.


     4.2 Further Assurances. From time to time, as and when required by Level
         ------------------
One- Delaware or by its successors or assigns, there shall be executed an delivered on behalf of Level One-California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Level One-Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Level One-California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Level One-Delaware are fully authorized in the name and on behalf of Level One-California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.


     4.3 Abandonment. At any time before the Effective Date of the Merger, this
         -----------
Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Level One-California or Level One- Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of Level One-California or by the sole stockholder of Level One-Delaware, or by both.


     4.4 Amendment. The Boards of Directors of the Constituent Corporations may
         ---------
amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the States of California and Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alternation or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.


     4.5 Registered Office. The registered office of the Surviving Corporation
         -----------------
in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, DE 19801 and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.


     4.6 Agreement. Executed copies of this Agreement will be on file at the
         ---------
principal place of business of the Surviving Corporation at 9750 Goethe Road, Sacramento, California 95827 and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.


     4.7 Governing Law. This Agreement shall in all respects be construed,
         -------------
interpreted and enforced in accordance with the governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.


     4.8 FIRPTA Notification.
         -------------------

          (a) On the Effective Date of the Merger, Level One-California shall deliver to

     Level One-Delaware, as agent for the shareholders of Level One-California, a properly executed statement (the "Statement") substantially in the form attached hereto as Exhibit A. Level One-Delaware shall retain the Statement for a period of not less than seven years and shall, upon request, provide a copy thereof to any person that was a shareholder of Level One-California immediately prior to the Merger. In consequence of the approval of the Merger by the shareholders of Level One-California,
     (i) such shareholders shall be considered to have requested that Statement be delivered to Level One-Delaware as their agent and (ii) Level One-Delaware shall be considered to have received a copy of the Statement at the request of the Level One-California shareholders for purposes of satisfying Level One-Delaware's obligations under Treasury Regulation Section 1.1445-2(c)(3).



          (b) Level One-California shall deliver to the Internal Revenue Service a notice regarding the Statement in accordance with the requirements of Treasury Regulation Section 1.897-2(h)(2).


     4.9 Counterparts. In order to facilitate the filing and recording of this
         ------------
Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.


     IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of Level One-Delaware and Level One-California is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.



                                    Level One Communications, Incorporated
                                    a Delaware corporation



                                    By:___________________________________
                                    Robert S. Pepper
                                    President, Chief Executive Officer and
                                    Chairman

ATTEST:

_______________________________
John Kehoe, Secretary


                                    Level One Communications, Incorporated
                                    a California corporation




                                    By:___________________________________
                                    Robert S. Pepper
                                    President, Chief Executive Officer and
                                    Chairman

ATTEST:

_______________________________
John Kehoe, Secretary

EXHIBIT B


                                    FORM OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                     LEVEL ONE COMMUNICATIONS, INCORPORATED



                                   ARTICLE I

     The name of the corporation is Level One Communications, Incorporated (the "Corporation").


                                   ARTICLE II

     The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.


                                  ARTICLE III

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.


                                   ARTICLE IV

     The Corporation is authorized to issue two classes of shares of stock to be designated, respectively, Common Stock, $0.001 par value, and Preferred Stock, $0.001 par value. The total number of shares that the Corporation is authorized to issue is 246,250,000 shares. The number of shares of Common Stock authorized is 236,250,000. The number of shares of Preferred authorized is 10,000,000.

     The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the board of directors (authority to do so being hereby expressly vested in the board). The board of directors is further authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The board of directors, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares in any such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

     The authority of the board of directors with respect to each such class or series shall include, without limitation of the foregoing, the right to determine and fix:

          (a) the distinctive designation of such class or series and the number of shares to constitute such class or series;

          (b) the rate at which dividends on the shares of such class or series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms;



          (c) the right or obligation, if any, of the corporation to redeem shares of the particular class or series of Preferred Stock and, if redeemable, the price, terms and manner of such redemption;

          (d) the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series of Preferred Stock shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

          (e) the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

          (f) the obligation, if any, of the corporation to retire, redeem or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

          (g) voting rights, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock;

          (h) limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock; and

          (i) such other restrictions, preferences, powers, qualifications, special or relative rights and privileges thereof as the board of directors of the corporation, acting in accordance with this Certificate of Incorporation, may deem advisable and are not inconsistent with law and the provisions of this Certificate of Incorporation.



                                   ARTICLE V


     The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this right.



                                   ARTICLE VI



     The Corporation is to have perpetual existence.

                                  ARTICLE VII


     1.  Limitation of Liability. To the fullest extent permitted by the General
         -----------------------
Corporation Law of the State of Delaware as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

     2.  Indemnification. The Corporation may indemnify to the fullest extent
         ---------------
permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or his or her testator or intestate is or was a director, officer or employee of the Corporation, or any predecessor of the Corporation, or serves or served at any other enterprise as a director, officer or employee at the request of the Corporation or any predecessor to the Corporation.

     3.  Amendments. Neither any amendment nor repeal of this Article VII, nor
         ----------
the adoption of any provision of the Corporation's Certificate of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this
Article VII, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal, or adoption of an inconsistent provision.


                                  ARTICLE VIII

     1. Number of Directors. The number of directors of the corporation which
        -------------------
constitutes the whole Board of Directors of the corporation shall be designated in the Bylaws of the corporation.

     2. Election of Directors. Elections of directors shall not be by written
        ---------------------
ballot unless the Bylaws of the corporation shall so provide.


                                   ARTICLE X

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the corporation.


                                   ARTICLE XI

     No action shall be taken by the stockholders of the corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws of the corporation, and no action shall be taken by the stockholders by written consent.


                                  ARTICLE XII

     Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                                  ARTICLE XIII



     The name and mailing address of the incorporator are as follows:



     John Kehoe
     Level One Communications, Incorporated
     9750 Goethe Road
     Sacramento, CA  95827


The undersigned incorporator hereby acknowledges that the above Certificate of Incorporation of Level One Communications, Incorporated is his act and deed and that the facts stated therein are true.


Dated:                 , 1998
                                                      ------------------------
                                                      John Kehoe, Incorporator

                                   EXHIBIT C

                                    FORM OF

                                     BYLAWS
                                       OF
                     LEVEL ONE COMMUNICATIONS, INCORPORATED
                            (A DELAWARE CORPORATION)


                                   ARTICLE I

                               CORPORATE OFFICES


1.1 REGISTERED OFFICE

The registered office of the corporation shall be fixed in the certificate of incorporation of the corporation.

1.2 OTHER OFFICES

The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

2.1 PLACE OF MEETINGS

Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

2.2 ANNUAL MEETING

The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of stockholders shall be held on the (30th of July) in each year at 3:00 p.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected, and any other proper business may be transacted. The annual meeting of stockholders shall be held each year on a date and at a time designated

2.3 SPECIAL MEETING

A special meeting of the stockholders may be called at any time by the board of directors, or by the chairman of the board, or by the president. No other person or persons are permitted to call a special meeting.

2.4 NOTICE OF STOCKHOLDERS' MEETINGS

All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.6 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and, (i) in the case of a special meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or, (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

2.5 ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER
    BUSINESS

Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation,

     (a) nominations for the election of directors, and

     (b) business proposed to be brought before any stockholder meeting may be made by the board of directors or proxy committee appointed by the board of directors or by any stockholder entitled to vote in the election of directors generally if such nomination or business proposed is otherwise proper business before such meeting. However, any such stockholder may nominate one or more persons for election as directors at a meeting or propose business to be brought before a meeting, or both, only if such stockholder has given timely notice to the secretary of the corporation in proper written form of their intent to make such nomination or nominations or to propose such business. To be timely, such stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty
(120) calendar days in advance of the date of the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders provided, however, that in the event no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made. To be in proper form, a stockholder's notice to the secretary shall set forth:

          (i) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

          (ii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

          (iii) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

          (iv) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the board of directors; and

          (v) if applicable, the consent of each nominee to serve as director of the corporation if so elected.

The chairman of the meeting shall refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

2.6 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

Written notice of any meeting of stockholders shall be given either personally or by first-class mail or by telegraphic or other written communication. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

2.7 QUORUM

The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting in accordance with Section 2.7 of these bylaws.

When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws of the State of Delaware or of the certificate of incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question.

If a quorum is initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting the quorum.

2.8 ADJOURNED MEETING; NOTICE

When a meeting is adjourned to another time and place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.9 VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners, and to voting trusts and other voting agreements).

Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder, and stockholders shall not be entitled to cumulate their votes in the election of directors or with respect to any matter submitted to a vote of the stockholders.

2.10 WAIVER OF NOTICE

Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

2.11 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING

For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the board of directors may fix, in advance, a record date which shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which shall not be more than sixty
(60) days nor less than ten (10) days before the date of any such meeting; and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date.

If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given; or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

The record date for any other purpose shall be as provided in Section 8.1 of these bylaws.

2.12 PROXIES

Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, telefacsimile or otherwise) by the stockholder or the stockholder's attorney- in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

2.13 ORGANIZATION

The president or, in the absence of the president, the chairman of the board or, in the absence of the president and the chairman of the board, one of the corporation's vice presidents, shall call the meeting of the stockholders to order and shall act as chairman of the meeting. In the absence of the president, the chairman of the board, and all the vice presidents, the stockholders shall appoint a chairman for such meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business. The secretary of the corporation shall act as secretary of all meetings of the stockholders but, in the absence of the secretary at any meeting of the stockholders, the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.14 LIST OF STOCKHOLDERS ENTITLED TO VOTE

The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.


                                  ARTICLE III

                                   DIRECTORS

3.1 POWERS

Subject to the provisions of the General Corporation Law of Delaware and any limitations in the certificate of incorporation and these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

3.2 NUMBER OF DIRECTORS

The board of directors shall consist of seven members. The board of directors may increase or decrease the number of directors constituting the board of directors upon the approval of a majority of the directors then in office. The number of directors so determined shall be the authorized number of directors of the corporation. No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

3.3 ELECTION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

3.4 RESIGNATION AND VACANCIES

Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

All vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director provided that whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE

Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such directors shall be deemed to be present in person at the meeting.

3.6 REGULAR MEETINGS

Regular meetings of the board of directors may be held without notice if the times of such meetings are fixed by the board of directors. If any regular meeting day shall fall on a legal holiday, then the meeting shall be held the next succeeding full business day.

3.7 SPECIAL MEETINGS; NOTICE

Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two directors.

Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting if the meeting is to be held at the principal executive office of the corporation.

3.8 QUORUM

A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.10 of these bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the certificate of incorporation and other applicable law.

A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

3.9 WAIVER OF NOTICE

Notice of a meeting need not be given to any director (i) who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or (ii) who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such directors. All such waivers, consents, and approvals shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

3.10 ADJOURNMENT

A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

3.11 NOTICE OF ADJOURNMENT

Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 3.7 of these bylaws, to the directors who were not present at the time of the adjournment.

3.12 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all members of the board individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the board.

3.13 FEES AND COMPENSATION OF DIRECTORS

Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.13 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

3.14 APPROVAL OF LOANS TO OFFICERS

The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or any of its subsidiaries, including any officer or employee who is a director of the corporation or any of its subsidiaries, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

                                   ARTICLE IV

                                   COMMITTEES

4.1 COMMITTEES OF DIRECTORS

The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have and may exercise all the powers and authority of the board, but no such committee shall have the power of authority to:

     (a) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in
Section 151(a) of the General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation);

     (b) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware;

     (c) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets;

     (d) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution; or

     (e) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

4.2 MEETINGS AND ACTION OF COMMITTEES

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Section 3.5 (place of meetings), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum), Section 3.9 (waiver of notice),
Section 3.10 (adjournment), Section 3.11 (notice of adjournment), and Section
3.12 (action without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees shall also be given to all alternate members who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

4.3 COMMITTEE MINUTES

Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                                   ARTICLE V

                                    OFFICERS

5.1 OFFICERS

The officers of the corporation shall be a president or chief executive officer, a secretary, and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

5.2 ELECTION OF OFFICERS

The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these bylaws, shall be chosen by the board, subject to the rights, if any, of an officer under any contract of employment.

5.3 SUBORDINATE OFFICERS

The board of directors may appoint, or may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

5.4 REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors at any regular or special meeting of the board or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5 VACANCIES IN OFFICES

A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

5.6 CHAIRMAN OF THE BOARD

The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. If there is no president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 5.7 of these bylaws.

5.7 PRESIDENT

Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction, and control of the business and the officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

5.8 VICE PRESIDENTS

In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the president or the chairman of the board.

5.9 SECRETARY

The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. He shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

5.10 CHIEF FINANCIAL OFFICER

The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

                                   ARTICLE VI

               INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES,
                                AND OTHER AGENTS

6.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS

The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

The corporation shall be required to indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the Board of Directors of the corporation.

The corporation shall pay the expenses (including attorneys' fees) incurred by a director or officer of the corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this Section 6.1 in advance of its final disposition provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director or officer is not entitled to be indemnified under this Section 6.1 or otherwise.

The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, any provision of the corporation's Certificate of Incorporation, these bylaws, any agreement, any vote of the stockholders or disinterested directors or otherwise. Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

6.2 INDEMNIFICATION OF OTHERS

The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

6.3 INSURANCE

The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

                                  ARTICLE VII

                              RECORDS AND REPORTS

7.1 MAINTENANCE AND INSPECTION OF RECORDS

The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records of its business and properties.

Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

7.2 INSPECTION BY DIRECTORS

Any director shall have the right to examine (and to make copies of) the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.

7.3 ANNUAL STATEMENT TO STOCKHOLDERS

The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

7.4 REPRESENTATION OF SHARES OF OTHER CORPORATIONS

The chairman of the board, if any, the president, any vice president, the chief financial officer, the secretary or any assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of the stock of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

7.5 CERTIFICATION AND INSPECTION OF BYLAWS

The original or a copy of these bylaws, as amended or otherwise altered to date, certified by the secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during office hours.

                                  ARTICLE VIII

                                GENERAL MATTERS

8.1 RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING

For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the General Corporation Law of Delaware.

If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution.

8.2 CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS

From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

8.3 CORPORATE CONTRACTS AND INSTRUMENTS: HOW EXECUTED

The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.4 STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES

The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the corporation, the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile.

In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

Certificates for shares shall be of such form and device as the board of directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a summary statement or reference to the powers, designations, preferences or other special rights of such stock and the qualifications, limitations or restrictions of such preferences and/or rights, if any; a statement or summary of liens, if any; a conspicuous notice of restrictions upon transfer or registration of transfer, if any; a statement as to any applicable voting trust agreement; if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

Upon surrender to the secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

8.5 SPECIAL DESIGNATION ON CERTIFICATES

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

8.6 LOST CERTIFICATES

Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board may require; the board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

8.7 TRANSFER AGENTS AND REGISTRARS

The board of directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, each of which shall be an incorporated bank or trust company -- either domestic or foreign--who shall be appointed at such times and places as the requirements of the corporation may necessitate and the board of directors may designate.

8.8 CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the General Corporation Law of Delaware shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

                                   ARTICLE IX

                                   AMENDMENTS

The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote or by the board of directors of the corporation. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

Whenever an amendment or new bylaw is adopted, it shall be copied in the book of bylaws with the original bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.

                                                                     EXHIBIT D

                                    FORM OF
                     LEVEL ONE COMMUNICATIONS, INCORPORATED
                           INDEMNIFICATION AGREEMENT



     THIS INDEMNIFICATION AGREEMENT ("Agreement") is effective as of ________1998 by and between Level One Communications, Incorporated, a Delaware corporation (the "Company"), and Indemnitee ("Indemnitee").


     WHEREAS, effective as of the date hereof, Level One Communications, Incorporated, a California corporation, is reincorporating into Delaware;


     WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and its related entities;


     WHEREAS, in order to induce Indemnitee to continue to provide services to the Company, the Company wishes to provide for the indemnification of, and the advancement of expenses to, Indemnitee to the maximum extent permitted by law;


     WHEREAS, the Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for the Company's directors, officers, employees, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;


     WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited; and


     WHEREAS, in connection with the Company's reincorporation, the Company and Indemnitee desire to continue to have in place the additional protection provided by an indemnification agreement to provide indemnification and advancement of expenses to the Indemnitee to the maximum extent permitted by Delaware law;


     WHEREAS, in view of the considerations set forth above, the Company desires that Indemnitee shall be indemnified and advanced expenses by the Company as set forth herein;



     NOW, THEREFORE, the Company and Indemnitee hereby agree as set forth below.


1.  CERTAIN DEFINITIONS.

     (a) "Change in Control" shall mean, and shall be deemed to have occurred if, on or after the date of this Agreement, (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) or group acting in concert, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under said
Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company's then outstanding Voting Securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company's assets.

     (b) "Claim" shall mean with respect to a Covered Event: any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other.

     (c) References to the "Company" shall include, in addition to Level One Communications, Incorporated, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which Level One Communications, Incorporated (or any of its wholly owned subsidiaries) is a party which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

     (d) "Covered Event" shall mean any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity.

     (e) "Expenses" shall mean any and all expenses (including attorneys' fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, to be a witness in or to participate in, any action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of any Claim and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement.

     (f) "Expense Advance" shall mean a payment of Expenses to Indemnitee pursuant to Section 3 in advance of the settlement of or final judgement in any action, suit, proceeding or alternative dispute resolution mechanism, hearing, inquiry or investigation which constitutes a Claim.

     (g) "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 2(d) hereof, who shall not have otherwise performed services for the Company or Indemnitee within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other Indemnitees under similar indemnity agreements).

     (h) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

     (i) "Reviewing Party" shall mean, subject to the provisions of Section 2(d), any person or body appointed by the Board of Directors in accordance with applicable law to review the Company's obligations hereunder and under applicable law, which may include a member or members of the Company's Board of Directors, Independent Legal Counsel or any other person or body not a party to the particular Claim for which Indemnitee is seeking indemnification.

     (j) "Section" refers to a section of this Agreement unless otherwise indicated.

     (k) "Voting Securities" shall mean any securities of the Company that vote generally in the election of directors.

2.  INDEMNIFICATION.



     (a) Indemnification of Expenses. Subject to the provisions of Section 2(b)
         ---------------------------
below, the Company shall indemnify Indemnitee for Expenses to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any Claim (whether by reason of or arising in part out of a Covered Event), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses.

     (b) Review of Indemnification Obligations. Notwithstanding the foregoing,
         -------------------------------------
in the event any Reviewing Party shall have determined (in a written opinion, in any case in which Independent Legal Counsel is the Reviewing Party) that Indemnitee is not entitled to be indemnified hereunder under applicable law, (i) the Company shall have no further obligation under Section 2(a) to make any payments to Indemnitee not made prior to such determination by such Reviewing Party, and (ii) the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all Expenses theretofore paid to Indemnitee to which Indemnitee is not entitled hereunder under applicable law; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee is entitled to be indemnified hereunder under applicable law, any determination made by any Reviewing Party that Indemnitee is not entitled to be indemnified hereunder under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expenses theretofore paid in indemnifying Indemnitee until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Company for any Expenses shall be unsecured and no interest shall be charged thereon.

     (c) Indemnitee Rights on Unfavorable Determination; Binding Effect. If any
         --------------------------------------------------------------
Reviewing Party determines that Indemnitee substantively is not entitled to be indemnified hereunder in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by such Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and, subject to the provisions of Section 15, the Company hereby consents to service of process and to appear in any such proceeding. Absent such litigation, any determination by any Reviewing Party shall be conclusive and binding on the Company and Indemnitee.

     (d) Selection of Reviewing Party; Change in Control. If there has not been
         -----------------------------------------------
a Change in Control, any Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), any Reviewing Party with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnification of Expenses under this Agreement or any other agreement or under the Company's Certificate of Incorporation or Bylaws as now or hereafter in effect, or under any other applicable law, if desired by Indemnitee, shall be Independent Legal Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be entitled to be indemnified hereunder under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto. Notwithstanding any other provision of this Agreement, the Company shall not be required to pay Expenses of more than one Independent Legal Counsel in connection with all matters concerning a single Indemnitee, and such Independent Legal Counsel shall be the Independent Legal Counsel for any or all other Indemnitees unless (i) the employment of separate counsel by one or more Indemnitees has been previously authorized by the Company in writing, or (ii) an Indemnitee shall have provided to the Company a written statement that such Indemnitee has reasonably concluded that there may be a conflict of interest between such Indemnitee and the other Indemnitees with respect to the matters arising under this Agreement.

     (e) Mandatory Payment of Expenses. Notwithstanding any other provision of
         -----------------------------
this Agreement other than Section 10 hereof, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any Claim, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

3.  EXPENSE ADVANCES.

     (a) Obligation to Make Expense Advances. Upon receipt of a written
         -----------------------------------
undertaking by or on behalf of the Indemnitee to repay such amounts if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified therefore by the Company hereunder under applicable law, the Company shall make Expense Advances to Indemnitee.

     (b) Form of Undertaking.  Any obligation to repay any Expense Advances
         -------------------
hereunder pursuant to a written undertaking by the Indemnitee shall be unsecured and no interest shall be charged thereon.

     (c) Determination of Reasonable Expense Advances. The parties agree that
         --------------------------------------------
for the purposes of any Expense Advance for which Indemnitee has made written demand to the Company in accordance with this Agreement, all Expenses included in such Expense Advance that are certified by affidavit of Indemnitee's counsel as being reasonable shall be presumed conclusively to be reasonable.

4.  PROCEDURES FOR INDEMNIFICATION AND EXPENSE ADVANCES.

     (a) Timing of Payments. All payments of Expenses (including without
         ------------------
limitation Expense Advances) by the Company to the Indemnitee pursuant to this Agreement shall be made to the fullest extent permitted by law as soon as practicable after written demand by Indemnitee therefor is presented to the Company, but in no event later than thirty (30) business days after such written demand by Indemnitee is presented to the Company, except in the case of Expense Advances, which shall be made no later than ten (10) business days after such written demand by Indemnitee is presented to the Company.

     (b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition
         --------------------------------
precedent to Indemnitee's right to be indemnified or Indemnitee's right to receive Expense Advances under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

     (c) No Presumptions; Burden of Proof. For purposes of this Agreement, the
         --------------------------------
termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by this Agreement or applicable law. In addition, neither the failure of any Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by any Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under this Agreement under applicable law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by any Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder under applicable law, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

     (d) Notice to Insurers. If, at the time of the receipt by the Company of a
         ------------------
notice of a Claim pursuant to Section 4(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Claim in accordance with the terms of such policies.

     (e) Selection of Counsel. In the event the Company shall be obligated
         --------------------
hereunder to provide indemnification for or make any Expense Advances with respect to the Expenses of any Claim, the Company, if appropriate, shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee (which approval shall not be unreasonably withheld) upon the delivery to Indemnitee of written notice of the Company's election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees or expenses of separate counsel subsequently retained by or on behalf of Indemnitee with respect to the same Claim; provided that, (i) Indemnitee shall have the right to employ Indemnitee's separate counsel in any such Claim at Indemnitee's expense and (ii) if (A) the employment of separate counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee's separate counsel shall be Expenses for which Indemnitee may receive indemnification or Expense Advances hereunder.

5.  ADDITIONAL INDEMNIFICATION RIGHTS; NONEXCLUSIVITY.

     (a) Scope. The Company hereby agrees to indemnify the Indemnitee to the
         -----
fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in Section 10(a) hereof.

     (b) Nonexclusivity. The indemnification and the payment of Expense Advances
         --------------
provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any other agreement, any vote of stockholders or disinterested directors, the General Corporation Law of the State of Delaware, or otherwise. The indemnification and the payment of Expense Advances provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though subsequent thereto Indemnitee may have ceased to serve in such capacity.

6. NO DUPLICATION OF PAYMENTS. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against

Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, provision of the Company's Certificate of Incorporation, Bylaws or otherwise) of the amounts otherwise payable hereunder.

7. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

8. MUTUAL ACKNOWLEDGMENT. Both the Company and Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

9. LIABILITY INSURANCE. To the extent the Company maintains liability insurance applicable to directors, officers, employees, agents or fiduciaries, Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are provided to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, agents or fiduciaries, if Indemnitee is not an officer or director but is a key employee, agent or fiduciary.

10. EXCEPTIONS. Notwithstanding any other provision of this Agreement, the Company shall not be obligated pursuant to the terms of this Agreement:

     (a) Excluded Action or Omissions. To indemnify or make Expense Advances to
         ----------------------------
Indemnitee with respect to Claims arising out of acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under applicable law.

     (b) Claims Initiated by Indemnitee. To indemnify or make Expense Advances
         ------------------------------
to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, counterclaim or crossclaim, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's Certificate of Incorporation or Bylaws now or hereafter in effect relating to Claims for Covered Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under Section 145 of the Delaware General Corporation Law, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, Expense Advances, or insurance recovery, as the case may be.

     (c) Lack of Good Faith. To indemnify Indemnitee for any Expenses incurred
         ------------------
by the Indemnitee with respect to any action instituted (i) by Indemnitee to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 that each of the material assertions made by the Indemnitee as a basis for such action was not made in good faith or was frivolous, or (ii) by or in the name of the Company to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous.

     (d) Claims Under Section 16(b). To indemnify Indemnitee for Expenses and
         --------------------------
the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

12. BINDING EFFECT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect, and whether by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary (as applicable) of the Company or of any other enterprise at the Company's request.

13. EXPENSES INCURRED IN ACTION RELATING TO ENFORCEMENT OR INTERPRETATION. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be indemnified for all Expenses incurred by Indemnitee with respect to such action (including without limitation attorneys' fees), regardless of whether Indemnitee is ultimately successful in such action, unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to such action. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be indemnified for all Expenses incurred by Indemnitee in defense of such action (including without limitation costs and expenses incurred with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under
Section 3 to receive payment of Expense Advances hereunder with respect to such action.

14. PERIOD OF LIMITATIONS. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

15. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and signed for by the party addressed, on the date of such delivery, or
(ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

16. CONSENT TO JURISDICTION. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the Court of Chancery of the State of Delaware in and for New Castle County, which shall be the exclusive and only proper forum for adjudicating such a claim.

17. SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including without limitation each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

18. CHOICE OF LAW. This Agreement, and all rights, remedies, liabilities, powers and duties of the parties to this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware as applied to contracts between

Delaware residents entered into and to be performed entirely in the State of Delaware without regard to principles of conflicts of laws.

19. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

20. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

21. INTEGRATION AND ENTIRE AGREEMENT. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

22. NO CONSTRUCTION AS EMPLOYMENT AGREEMENT. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries or affiliated entities.

     IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.



                         LEVEL ONE COMMUNICATIONS, INCORPORATED



                         _______________________________

                         By:  Robert S. Pepper
                         Chairman and CEO


AGREED TO AND ACCEPTED

INDEMNITEE:


_____________________________

                                                                       EXHIBIT E

                   LEVEL ONE COMMUNICATIONS, INCORPORATED
                           1993 STOCK OPTION PLAN

                Amended and Restated as of December 21, 1995


1.  Purposes of the Plan.  The purposes of this Stock Plan are:
    --------------------

     * to attract and retain the best available personnel for positions of substantial responsibility

     * to provide additional incentive to Employees, Consultants and certain Outside Directors, and

     *    to promote the success of the Company's business.

  Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. The Plan also provides for automatic grants of Nonstatutory Stock Options to certain Outside Directors.

2.  Definitions.  As used herein, the following definitions shall apply:
    -----------

    (a)  "Administrator" means the Board or any of its Committees as shall be
          -------------
administering the Plan, in accordance with Section 4 of the Plan.

    (b)  "Applicable Laws" means the legal requirements relating to the
          ---------------
administration of stock option plans under state corporate and securities laws and the Code.

    (c) "Board" means the Board of Directors of the Company.
         -----

    (d) "Code" means the Internal Revenue Code of 1986, as amended.
         ----

    (e)  "Committee" means a Committee appointed by the Board in accordance with
          ---------
Section 4 of the Plan.

    (f) "Common Stock" means the Common Stock of the Company.
         ------------

    (g) "Company" means Level One Communications, Incorporated, a California
         -------
corporation.

    (h)  "Consultant" means any person, including an advisor, engaged by the
          ----------
Company or a Parent or Subsidiary to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

    (i)  "Continuous Status" means that the employment, directorship or
          -----------------
consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be interrupted by transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.

Continuous Status as an Employee, Outside Director or Consultant shall not be considered interrupted by any leave of absence approved by the Company. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

    (j) "Director" means a member of the Board.
         --------

    (k)  "Disability" means total and permanent disability as defined in Section
          ----------
22(e)(3) of the Code.

    (l)  "Employee" means any person, including Officers and Directors, employed
          --------
by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

    (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.
         ------------

    (n) "Fair Market Value" means, as of any date, the value of Common Stock
         -----------------
determined as follows:

        (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

        (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

        (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

    (o)  "Incentive Stock Option" means an Option intended to qualify as an
          ----------------------
incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

    (p)  "Nonstatutory Stock Option" means an Option not intended to qualify as
          -------------------------
an Incentive Stock Option.

    (q)  "Grant Summary" means a written notice evidencing certain terms and
          -------------
conditions of an individual Option grant. The Grant Summary is part of the Option Agreement.

    (r)  "Officer" means a person who is an officer of the Company within the
          -------
meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

    (s) "Option" means a stock option granted pursuant to the Plan.
         ------

    (t)  "Option Agreement" means a written agreement between the Company and an
          ----------------
Optionee evidencing the terms and conditions of an individual Option grant.
The Option Agreement is subject to the terms and conditions of the Plan.

    (u)  "Option Exchange Program" means a program whereby outstanding options
          -----------------------
are surrendered in exchange for options with a lower exercise price.

    (v) "Optioned Stock" means the Common Stock subject to an Option.
         --------------

    (w)  "Optionee" means an Employee, Consultant or Outside Director who holds
          --------
an outstanding option.

    (x) "Outside Director" means a member of the Board who is not an Employee.
         ----------------

    (y)  "Parent" means a "parent corporation," whether now or hereafter
          ------
existing, as defined in Section 424(e) of the Code.

    (z)  "Plan" means this Level One Communications, Incorporated, 1993 Stock
          ----
Option Plan, amended and restated as of December 21, 1995.

    (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to
          ----------
Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

    (bb) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of
          -------------
1934, as amended.

    (cc) "Share" means a share of the Common Stock, as adjusted in accordance
          -----
with Section 12 of the Plan.

    (dd) "Subsidiary" means a "subsidiary corporation," whether now or hereafter
          ----------
existing, as defined in Section 424(f) of the Code.

3.  Stock Subject to the Plan.  Subject to the provisions of Section 12 of the
    -------------------------
Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan (including Shares for which Options have been granted and are outstanding as of December 21, 1995) is 3,050,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

  If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan upon exercise of an Option shall not be returned to the Plan and shall not become available for future distribution under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

4.  Administration of the Plan
    --------------------------

    (a)  Procedure.
         ---------

        (i)  Multiple Administrative Bodies. If permitted by Rule 16b-3, the
             ------------------------------
Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

             (a)  Administration with Respect to Employees who are Directors and
                  --------------------------------------------------------------
    Officers Subject to Section 16(b). With respect to Option grants made to
    ---------------------------------
    Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which
    Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

        (ii) Administration with Respect to Other Persons. With respect to
             --------------------------------------------
Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

    (b)  Powers of the Administrator. Subject to the provisions of the Plan, and
         ---------------------------
in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

        (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

        (ii) to select the Consultants and Employees to whom Options may be granted except with respect to automatic option grants made to certain Outside Directors;

        (iii) to determine whether and to what extent Options are granted to Employees and Consultants hereunder;

        (iv) to determine the number of shares of Common Stock to be covered by each Option granted to Employees and Consultants hereunder;

        (v) to approve forms of agreement for use under the Plan;

        (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted to Employees and Consultants hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine.

        (vii) to reduce the exercise price of any Option granted to Employees and Consultants to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

        (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

        (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

        (x) to modify or amend each Option (subject to Sections 10(b) and 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

        (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

        (xii) to institute an Option Exchange Program;

        (xiii) to determine the terms and restrictions applicable to Options granted to Employees and Consultants; and

        (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

    (c)  Administration with Respect to Outside Directors. With respect to
         ------------------------------------------------
Options granted to certain Outside Directors pursuant to Section 10(b) hereof, the Administrator shall exercise no discretion and such awards shall be administered solely according to their terms.

    (d)  Effect of Administrator's Decision.  The Administrator's decisions,
          ----------------------------------
determinations and interpretations shall be final and binding on all Options and any other holders of Options.

5.  Eligibility.  Nonstatutory Stock Options may be granted to Employees and
    -----------
Consultants. Nonstatutory Stock Options may also be granted to Outside Directors who are neither Employees nor affiliated with Shareholders who beneficially own 10% or more of the outstanding Shares of the Company. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee, Consultant or Outside Director as specified in this Section who has been granted an Option may be granted additional Options.

6.  Limitations.
    -----------

    (a) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

    (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

    (c) The following limitations shall apply to grants of Options to Employees:

        (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 shares.

        (ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 500,000 shares which shall not count against the limit set forth in subsection (i) above.

        (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 12.

        (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

7.  Term of Plan.  Subject to Section 19 of the Plan, the Plan, as amended and
    ------------
restated as of December 21, 1995, shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

8.  Term of Option.  The term of each Option shall be stated in the Grant
    --------------
Summary. Unless the Administrator determines otherwise, the term of each Nonstatutory Stock Option granted under the Plan shall be ten (10) years from the date such Option is granted. With respect to Options granted to certain Outside Directors pursuant to Section 10(b) hereof, the term shall be as stated in Section 10(b). In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Grant Summary. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Grant Summary.

9.  Option Exercise Price and Consideration.
    ---------------------------------------

    (a)  Exercise Price. The per share exercise price for the Shares to be
         --------------
issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

        (i) In the case of an Incentive Stock Option

            (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

            (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

        (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator, but in no case shall be less than 85% of the Fair Market Value per Share on the date of grant. With respect to Options granted to certain Outside Directors pursuant to Section 10(b) hereof, the per share exercise price shall be determined pursuant to Section 10(b).

    (b)  Waiting Period and Exercise Dates. At the time an Option is granted,
         ---------------------------------
the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period. However, with respect to Options granted to certain Outside Directors pursuant to Section 10(b), the terms and conditions of the grant shall be pursuant to Section 10(b) and the Administrator shall have no discretion to set the terms of such Options.

    (c)  Form of Consideration. The Administrator shall determine the acceptable
         ---------------------
form of consideration for exercising an Option, including the method of payment as may be permitted under Sections 408 and 409 of the California General Corporation Law. In the case of an

Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

             (i)   cash;

             (ii)  check;

             (iii) promissory note;

             (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

             (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

             (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

             (vii)  any combination of the foregoing methods of payment; or

             (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

                    However, with respect to Options granted to certain Outside Directors pursuant to Section 10(b) hereof, the consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist entirely of:

             (i)   cash,

             (ii)  check,

             (iii) other Shares of Common Stock which (i) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised,

             (iv) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or

             (v)   any combination of such methods of payment.

10. Exercise of Option.
    ------------------

    (a)  Procedure for Exercise; Rights as a Shareholder.  Any Option granted
         -----------------------------------------------
hereunder, except for Options granted to certain Outside Directors in accordance with Section 10(b) below, shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

         An Option may not be exercised for a fraction of a Share or for less than one hundred (100) shares.

         An option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

         Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

    (b)  Automatic Option Grants to Certain Outside Directors.  All grants of
         ----------------------------------------------------
Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

         (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of shares to be covered by Options granted to Outside Directors; provided, however, that nothing in this Plan shall be construed to prevent an Outside Director from declining to receive an Option under this Plan.

         (ii) On December 31 of each year (beginning with December 31, 1996), each person who is then an Outside Director (including any person who first becomes an Outside Director as of such date), who is not a representative of shareholders owning more than ten percent (10%) of the outstanding shares of the Company, and who is vested as with respect to at least 4,000 shares of Optioned Stock granted (A) pursuant to Section 10(b)(iii) or (B) pursuant to a grant of Optioned Stock to Outside Directors made prior to December 21, 1995, shall automatically receive an Option to purchase 2,000 Shares.

         (iii) Each Outside Director who is not a representative of shareholders owning more than ten percent (10%) of the outstanding shares of the Company and who first becomes an Outside Director after December 31, 1995, shall automatically receive an Option to purchase 10,000 shares on the date such person becomes an Outside Director.

         (iv) The terms of an Option granted pursuant to this Section 10(b) shall be as follows:

              (1) The term of the Option shall be ten (10) years;

              (2) except as provided in Section 10(c), 10(d) and 10(e) of this Plan, the Option shall be exercisable only while the Outside Director remains a Director;

              (3) the exercise price per share of Common Stock shall be 100% of the Fair Market Value on the date of grant of the Option;

              (4) for Options granted pursuant to Section 10(b)(ii), the Options shall become exercisable on December 31 of the fourth calendar year after the date of grant; provided, however, that in no event shall any Option be exercisable prior to obtaining shareholder approval of the Plan.

              (5) for Options granted pursuant to Section 10(b)(iii), the Option shall become exercisable in installments cumulatively with twenty percent (20%) of the Optioned Stock becoming exercisable on December 31 of the calendar year after the date of grant and with an additional twenty percent (20%) of the Optioned Stock becoming exercisable each calendar year thereafter until one hundred percent (100%) of the Optioned Stock shall be exercisable; provided, however, that in no event shall any Option be exercisable prior to obtaining shareholder approval of the Plan.

         (v) The provisions set forth in this Section 10(b) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974 as amended, or the rules or regulations promulgated thereunder.

    (c)  Termination of Status as Employee, Outside Director or Consultant. Upon
         -----------------------------------------------------------------
termination of an Optionee's Continuous Status as an Employee, Outside Director or Consultant, other than as provided for in Section 10(d) and 10(e), the Optionee may exercise his or her Option, but only within such period of time as is specified in the Grant Summary, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Grant Summary). In the absence of a specified time in the Grant Summary, the Option shall remain exercisable for ninety (90) days following the Optionee's termination unless otherwise determined by the Administrator with respect to Options granted to Employees or Consultants. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three (3) months from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, an Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

    (d)  Disability of Optionee.  In the event an Optionee terminates his or her
         ----------------------
Continuous Status as a result of the Optionee's Disability or the Disability occurs within a ninety (90) day period after termination of Continuous Status, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such Disability, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Grant Summary). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    (e)  Death of Optionee.  In the event that an Optionee's Continuous Status
         -----------------
terminates due to the death of the Optionee or the Optionee's death occurs within the ninety (90) day period after termination of the Optionee's Continuous Status, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Grant Summary), by the Optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    (f)  Buyout Provisions. The Administrator may at any time offer to buyout
         -----------------
for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made. However, no such offer shall be made by the Administrator to an Optionee granted an Option pursuant to Section 10(b).

    (g)  Rule 16b-3. Options granted to individuals subject to Section 16 of the
         ----------
Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

11.  Non-Transferability of Options.  An Option may not be sold, pledged,
     ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

12.  Adjustments upon Changes in Capitalization, Dissolution, Merger, or Asset
     -------------------------------------------------------------------------
Sale.
----

    (a)  Changes in Capitalization.  Subject to any required action by the
         -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of price of shares of Common Stock subject to an Option.

    (b)  Dissolution or Liquidation. In the event of the proposed dissolution or
         --------------------------
liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction, but in no case shall the Administrator notify each Optionee less than ten days before the proposed transaction. The Optionee shall have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, except for Shares purchased pursuant to Section 10(b), the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

    (c)  Merger or Asset Sale. In the event of a merger of the Company with or
         --------------------
into another corporation, or the sale of substantially all of the assets of the Company, each outstanding option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

13.  Date of Grant.  The date of grant of an Option shall be, for all purposes,
     -------------
the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator except as provided in Section 10(b) for grants made to certain Outside Directors. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

14.  Withholding Taxes.  In accordance with any applicable administrative
     -----------------
guidelines it establishes, except with respect to grants made pursuant to
Section 10(b), the Administrator may allow a purchaser to pay the amount of taxes required by law to be withheld as a result of a lapse of restrictions in connection with Shares purchased pursuant to an Option, by withholding from any payment of Common Stock due as a result of such purchase or lapse of restrictions, or by permitting the purchaser to deliver to the Company, Shares having a Fair Market Value, as determined by the Administrator, equal to the amount of such required withholding taxes.

15. Amendment and Termination of the Plan.
    -------------------------------------

    (a)  Amendment and Termination. The Board may at any time amend, alter,
         -------------------------
suspend or terminate the Plan.

    (b)  Shareholder Approval. The company shall obtain shareholder approval of
         --------------------
any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

    (c)  Effect of Amendment or Termination. No amendment, alteration,
         ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

16.  Conditions upon Issuance of Shares.
     ----------------------------------

    (a)  Legal Compliance. Shares shall not be issued pursuant to the exercise
         ----------------
of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    (b)  Investment Representations. As a condition to the exercise of an
         --------------------------
Option, the Company may require the person exercise such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17. Liability of the Company.
    ------------------------

    (a)  Inability to Obtain Authority.  The inability of the Company to obtain
         -----------------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    (b)  Grants Exceeding Allotted Shares.  If the Optioned Stock covered by an
          --------------------------------
Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

18.  Reservation of Shares.  The Company, during the term of this Plan, will at
     ---------------------
all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19.  Shareholder Approval.  Continuance of the Plan shall be subject to approval
     --------------------
by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                                  DETACH HERE


                    LEVEL ONE COMMUNICATIONS, INCORPORATED

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST __, 1998

P     The undersigned security holder hereby appoints Robert Pepper, John Kehoe, and Joseph P. Landy, and each of them, proxies, each with full power of R substitution to vote all stock of the undersigned at the annual meeting of stockholders of LEVEL ONE COMMUNICATIONS, INCORPORATED to be held on August
O __, 1998, at 9:00 A.M., at 9800 Old Placerville Road, Sacramento, California, and at any adjournment thereof, in the manner indicated and in their
X discretion on any other business which may properly come before said meeting, all in accordance with and as more fully described in the Notice and
Y accompanying Proxy Statement for said meeting, receipt of which is hereby acknowledged.

      The securities represented by this proxy will be voted as specified on the reverse side, but if no direction is indicated, the shares represented will be voted FOR the election of Directors nominated by management, FOR the increase in shares under the 1993 Share Option Plan, FOR the reincorporation under Delaware law and FOR the ratification of management's selection of Arthur Andersen LLP as Independent Public Accountants. This proxy is solicited by, and on behalf of, the Board of Directors and may be revoked prior to its exercise.

                                                                --------------
                                                                 SEE REVERSE
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SIDE
                                                                --------------

                                  DETACH HERE


[X] Please mark
    votes as in
    this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF THE ELECTION OF THE NOMINEES LISTED BELOW AS DIRECTORS, AND FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE COMPANY.

1. To elect Directors.
NOMINEES: Robert S. Pepper, Thomas J. Connors, Paul R. Gray,
          Martin Jurick, Henry Kressel, Joseph P. Landy, Kenneth Pickar
                 FOR        WITHHELD
                 [ ]          [ ]

[ ] ___________________________________________________
    For all nominees except as noted above


2. To increase the number of shares reserved for issuance under the 1993 Stock Option Plan by 2,000,000 shares.

3. To approve the reincorporation of the corporation from California to Delaware and the related form of indemnification agreement.
             FOR            AGAINST          ABSTAIN
             [ ]              [ ]              [ ]

4. To ratify the selection of Arthur Andersen LLP as independent certified public accountants.
             FOR            AGAINST          ABSTAIN
             [ ]              [ ]              [ ]

   In their discretion, upon such other matters as may properly come before the meeting.



              MARK HERE                          MARK HERE
         [ ]  FOR ADDRESS                   [ ]  IF YOU PLAN
              CHANGE AND                         TO ATTEND
              NOTE AT LEFT                       THE MEETING


Please sign exactly as name appears hereon. When signing as attorney, executor, or in another representative capacity, please state title. If a corporation, please sign in full corporate name by President or other authorized person.